UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Ascent Capital Group, Inc.
(Name of Registrant as Specified In Its Charter)

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ASCENT CAPITAL GROUP, INC.
5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
(303) 628-5600

Dear Stockholder:	April 10, 2017

The 2017 annual meeting of stockholders of Ascent Capital Group, Inc. will be held at 10:00 a.m., Mountain Time, on May 24, 2017, at 5251 DTC Parkway, Second Floor Conference Room, Greenwood Village, Colorado 80111, Tel. No. (303) 628-5600.

At the annual meeting, you will be asked to consider and vote on (i) the re-election of two of our directors, (ii) the ratification of our auditors and (iii) the approval of the amendment and restatement of the Ascent Capital Group, Inc. 2015 Omnibus Incentive Plan. You will also be asked to consider and vote, on an advisory basis, on the approval of compensation paid to our “named executive officers,” and on the frequency at which future executive compensation votes will be held. Each of the matters to be considered at the annual meeting is described in greater detail in the accompanying proxy statement.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the accompanying proxy statement and then vote via the Internet, telephone or using your smartphone as promptly as possible. Alternatively, request a paper proxy card to complete, sign and return by mail. This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting. It will not, however, prevent you from later revoking your proxy or changing your vote.

Thank you for your continued support and interest in our company.

Very truly yours,

William R. Fitzgerald
Chairman, Chief Executive Officer and President

The Notice of Internet Availability of Proxy Materials is first being mailed on or about April 13, 2017, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

ASCENT CAPITAL GROUP, INC.
5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
(303) 628-5600
____________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 24, 2017
____________________________

NOTICE IS HEREBY GIVEN of the annual meeting of stockholders of Ascent Capital Group, Inc. to be held at 10:00 a.m., Mountain Time, on May 24, 2017, at 5251 DTC Parkway, Second Floor Conference Room, Greenwood Village, Colorado 80111, Tel. No. (303) 628-5600, to consider and vote on the following:

1.	A proposal to re-elect each of William R. Fitzgerald and Michael J. Pohl to serve as a Class III member of our board of directors for a three year term (the director election proposal);

2.	A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2017 (the auditor ratification proposal);

3.	A proposal to approve the amendment and restatement of the Ascent Capital Group, Inc. 2015 Omnibus Incentive Plan (the incentive plan proposal);

4.	A proposal to approve, on an advisory basis, the compensation paid to our named executive officers in this proxy statement under the heading “Executive Compensation” (the say-on-pay proposal); and

5.	A proposal to approve, on an advisory basis, the frequency at which future executive compensation votes will be held (the say-on-frequency proposal).
We describe the proposals in more detail in the accompanying proxy statement.  We encourage you to read the proxy statement in its entirety before voting.  You may also be asked to consider and vote on any other business properly brought before the annual meeting.
Holders of record of our Series A common stock, par value $.01 per share, and Series B common stock, par value $.01 per share, outstanding as of 5:00 p.m., New York City time, on April 5, 2017, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment thereof.  Holders of Series A common stock and Series B common stock will vote together as a single class on each proposal.  A list of stockholders entitled to vote at the annual meeting will be available at our offices for review by our stockholders, for any purpose germane to the annual meeting, for at least 10 days prior to the annual meeting.
The following stockholder approvals are required with respect to the matters described above:

•
The director election proposal requires the affirmative vote of a plurality of the votes cast for the director election proposal by the holders of shares of our common stock present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class. This means that Messrs. Fitzgerald and Pohl will be elected if they each receive more affirmative votes than any other persons.

•
The auditor ratification proposal, the incentive plan proposal and the say-on-pay proposal each require the affirmative vote of a majority of the voting power of the shares of our common stock present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.

The say-on-frequency proposal provides for stockholders to vote for one of three potential frequencies (every one year, two years or three years) for future executive votes. Stockholders also have the option to abstain from such vote if they do not wish to express a preference. If one of such frequencies receives the affirmative vote of a majority of the votes cast on the say-on-frequency proposal by the holders of shares of our common stock present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, the frequency receiving such majority vote will be the frequency selected for future compensation votes. If no frequency receives the requisite affirmative majority vote, then our board of directors will take into consideration the results of the vote and will select a frequency for future executive compensation votes.
Our board of directors has carefully considered and approved each of the director election proposal, the auditor ratification proposal, the incentive plan proposal and the say-on-pay proposal described above and recommends that you vote FOR each of these proposals. Our board of directors also has approved the say-on-frequency proposal and recommends that you vote in favor of the 3 YEARS frequency option with respect to the say-on-frequency proposal.

i

YOUR VOTE IS IMPORTANT.  We urge you to vote as soon as possible by telephone, Internet, smartphone or mail.

By order of the board of directors,

William E. Niles
Executive Vice President, General Counsel and Secretary

Greenwood Village, Colorado
April 10, 2017

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE AS PROMPTLY AS POSSIBLE BY TELEPHONE, INTERNET OR SMARTPHONE.  ALTERNATIVELY, REQUEST A PAPER PROXY CARD TO COMPLETE, SIGN AND RETURN BY MAIL.

ASCENT CAPITAL GROUP, INC.
a Delaware corporation

5251 DTC Parkway, Suite 1000

Greenwood Village, Colorado 80111

(303) 628-5600

PROXY STATEMENT

For Annual Meeting of Stockholders

We are furnishing this proxy statement in connection with our board of directors’ (our Board) solicitation of proxies for use at our 2017 annual meeting of stockholders (our annual meeting) to be held at 10:00 a.m., Mountain Time, at 5251 DTC Parkway, Second Floor Conference Room, Greenwood Village, Colorado 80111, Tel. No. (303) 628-5600, on May 24, 2017, or at any adjournment or postponement of the annual meeting.  At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders.  The proposals are described in more detail in this proxy statement.  We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share, and Series B common stock, par value $0.01 per share.

ANNUAL MEETING; PROXIES

Notice and Access of Proxy Materials

We have elected, in accordance with the Securities and Exchange Commission’s (SEC) “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically.  The Notice is first being mailed to our stockholders on or about April 13, 2017.  The proxy materials are first being made available to our stockholders on or about the same date.

The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet or by telephone or smartphone.  The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge.  We will not mail a paper copy of the proxy materials to you unless specifically requested to do so.

Electronic Delivery

Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.computershare.com/investor. You may also sign up for electronic delivery when you vote by Internet at www.envisionreports.com/ASCMA, by following the prompts. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. You may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Computershare, at 800-730-4001 (outside the United States 781-575-2879). Stockholders who hold shares through a bank, brokerage firm or other nominee may request electronic access by contacting their nominee.

Time, Place and Date

The annual meeting of the stockholders is to be held at 10:00 a.m., Mountain Time, on May 24, 2017, at 5251 DTC Parkway, Second Floor Conference Room, Greenwood Village, Colorado 80111, Tel. No. (303) 628-5600.

Purpose

At the annual meeting, you will be asked to consider and vote on each of the following:

•	the director election proposal, to re-elect two of our directors, William R. Fitzgerald and Michael J. Pohl, to each serve as a Class III member of our Board for a three year term;

•	the auditor ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2017;

•	the incentive plan proposal, to approve the amendment and restatement of the Ascent Capital Group, Inc. 2015 Omnibus Incentive Plan;

•	the say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”; and

•	the say-on-frequency proposal, to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.
You may also be asked to consider and vote on such other business as may properly come before the annual meeting. However, we are not currently aware of any such additional business.
Quorum

In order to carry on the business of the annual meeting, at least a majority of the aggregate voting power represented by the outstanding shares of our Series A common stock and Series B common stock, as of the record date, must be present at the annual meeting, either in person or by proxy.  For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting.  If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on either or both of the proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (which we refer to as broker non-votes) nevertheless will be treated as present for purposes of determining the presence of a quorum.

Who May Vote; Record Date

Holders of our Series A common stock and Series B common stock, as recorded in our stock register as of 5:00 p.m., New York City time, on April 5, 2017 (which is the record date for the annual meeting), may vote at the annual meeting or at any adjournment or postponement thereof.

Votes Required

The following stockholder approvals are required with respect to the proposals described above:

•
The director election proposal requires the affirmative vote of a plurality of the votes cast for the director election proposal by the holders of shares of our common stock present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class. This means that Messrs. Fitzgerald and Pohl will be elected if they each receive more affirmative votes than any other persons.

•
The auditor ratification proposal, the incentive plan proposal and the say-on-pay proposal each require the affirmative vote of a majority of the voting power of the shares of our common stock present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.

The say-on-frequency proposal provides for stockholders to vote for one of three potential frequencies (every one year, two years or three years) for future executive compensation votes. Stockholders also have the option to abstain from such vote if they do not wish to express a preference. If one of such frequencies receives the affirmative vote of a majority of the votes cast on the say-on-frequency proposal by the holders of shares of our common stock that are present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, the frequency receiving such majority vote will be the frequency selected for future executive compensation votes. If no frequency receives the requisite majority, our Board will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation votes will be held.

Votes You Have

At the annual meeting, holders of our Series A common stock will have one vote per share for each share of Series A common stock that our records show they owned on the record date, and holders of our Series B common stock will have ten votes per share for each share of Series B common stock that our records show they owned on the record date.  Holders of all series of our common stock will vote together as a single class.

Shares Outstanding

As of the record date, there were 11,967,636 shares of our Series A common stock and 381,528 shares of our Series B common stock outstanding.

Number of Holders

As of the record date, there were approximately 700 and 45 record holders of our Series A common stock and our Series B common stock, respectively.  Such amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder.

Voting Procedures for Record Holders

Holders of record of our common stock as of the record date may vote in person at the annual meeting. Alternatively, they may give a proxy by completing, signing, dating and returning the proxy card, or by voting by telephone, smartphone or over the Internet. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described below and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting. Specific voting instructions are set forth in this proxy statement and on both the Notice and proxy card.
If a proxy is properly executed and submitted by a record holder without indicating any voting instructions, the shares represented by the proxy will be voted FOR the election of each director nominee, FOR the approval of each of the auditor ratification proposal, the incentive plan proposal and the approval of the say-on-pay proposal and will be voted in favor of the 3 YEARS frequency option with respect to the say-on-frequency proposal.
If you submit a proxy card on which you indicate that you abstain from voting, it will have no effect on the director election proposal or the say-on-frequency proposal but will have the same effect as a vote AGAINST each of the other proposals.
If you fail to respond with a vote, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether either of the proposals are approved (assuming a quorum is present).
Voting Procedures for Shares Held in Street Name

General. If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares of our common stock or when granting or revoking a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market prohibit brokers, banks and other nominees from voting shares on behalf of their clients with respect to numerous matters, including, in our case, all the proposals described in this proxy statement other than the auditors ratification proposal. Accordingly, to ensure your shares held in street name are voted on such matter, we encourage you to provide specific voting instructions to your broker, bank or other nominee promptly.

Effect of Broker Non-Votes. Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of common stock or how to change your vote or revoke your proxy.

Revoking a Proxy

Before the start of the annual meeting, you may change your vote, by voting in person at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Ascent Capital Group, Inc., c/o Computershare Trust Company, N.A., P.O. Box 30202, College Station, Texas 77842-9909. Any proxy revocation or new proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone or smartphone (if you originally voted by the same method) not later than 11:59 p.m., New York City time, on May 23, 2017.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you. Please be sure to request a ballot at the annual meeting if you have not voted or wish to change your vote.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

Solicitation of Proxies

We are soliciting proxies by means of these proxy materials on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We will pay the cost of soliciting these proxies. We will also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, paper proxy materials to you and getting your voting instructions.

Recommendation of Our Board of Directors

Our Board has carefully considered and approved each of the director election proposal, the auditor ratification proposal, the incentive plan proposal and the say-on-pay proposal described above and recommends that you vote FOR each of these proposals. Our board of directors also has approved the say-on-frequency proposal and recommends that you vote in favor of the 3 YEARS frequency option with respect to the say-on-frequency proposal.

Other Matters to Be Voted on at the Annual Meeting

Our Board is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment, unless you indicate otherwise in your proxy. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity (excluding any of our directors and executive officers) known by us to own more than five percent of the outstanding shares of any series of our common stock.  All of such information is based on publicly available filings.

The security ownership information is given as of March 21, 2017, and, in the case of percentage ownership information, is based upon 11,967,305 shares of our Series A common stock and 381,859 shares of our Series B common stock, in each case, outstanding on February 28, 2017.  The percentage voting power is presented on an aggregate basis for all series of common stock.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class	Voting Power

John C. Malone	Series A	306,192	(1)(2)(3)(4)	2.56%	17.69%
c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	Series B	248,693	(1)(2)(4)(5)	65.13%

BlackRock, Inc.	Series A	721,563	(6)	6.03%	4.57%
55 East 52nd Street New York, NY 10055

Dimensional Fund Advisors LP	Series A	838,838	(7)	7.01%	5.31%
Building One 6300 Bee Cave Road Austin, TX 78746

GAMCO Investors, Inc.	Series A	1,194,880	(8)	9.98%	7.57%
One Corporate Center Rye, NY 10580

JPMorgan Chase & Co.	Series A	694,265	(9)	5.80%	4.40%
270 Park Avenue New York, NY 10017

Okumus Fund Management Ltd.	Series A	1,237,459	(10)	10.34%	7.84%
767 Third Avenue, 35th Floor New York, NY 10017

Renaissance Technologies Holdings Corporation	Series A	893,400	(11)	7.47%	5.66%
800 Third Avenue New York, NY 10022

Brigade Capital Management, LP	Series A	683,679	(12)	5.71%	4.33%
399 Park Avenue, 16th Floor New York, NY 10022

(1)
Based on Amendment No. 5 to Schedule 13D filed by John C. Malone (the Malone 13D/A), Mr. Malone has sole voting power and sole dispositive power over 306,192 shares of our Series A common stock and 239,515 shares of our Series B common stock.

(2)
Based on the Malone 13D/A, includes (i) 26,833 shares of our Series A common stock and 2,046 shares of our Series B common stock held by Mr. Malone’s wife, Mrs. Leslie Malone, as to which shares Mr. Malone has disclaimed beneficial ownership and (ii) 113,345 shares of our Series A common stock and 145,225 shares of our Series B common stock held by Columbus Holdings, LLC, which is owned by Mr. Malone and his wife.

(3)
Based on the Malone 13D/A, includes 16 and 55,317 shares of our Series A common stock held by two trusts with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trusts.

(4)	Does not include beneficial ownership of shares of our Series A common stock issuable upon exercise of conversion rights relating to shares of our Series B common stock held by Mr. Malone.

(5)
Based on the Malone 13D/A, includes 9,178 shares of our Series B common stock held by two trusts managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children. Mr. Malone has no pecuniary interest in the trusts, but he retains the right to substitute the assets held by the trusts. Mr. Malone disclaims beneficial ownership of such shares.

(6)
Based upon Amendment No. 7 to Schedule 13G filed on January 19, 2017 by BlackRock, Inc., which states that BlackRock, Inc., a parent holding company, has sole voting power over 690,965 shares and sole dispositive power over 721,563 shares. All shares covered by the Schedule 13G are held by subsidiaries of BlackRock, Inc.

(7)
Based upon the Schedule 13G filed on February 9, 2017 by Dimensional Fund Advisors LP, which states that Dimensional Fund Advisors LP has sole voting power over 798,902 shares and sole dispositive power over 838,838 shares.

(8)
Based upon Amendment No. 21 to Schedule 13D filed on December 1, 2016 by Gabelli Funds, LLC, GAMCO Asset Management Inc., Teton Advisors, Inc., GGCP, Inc., GAMCO Investors, Inc., Associated Capital Group, Inc. and Mario J. Gabelli (whom we collectively refer to as the Gabelli Reporting Persons). In addition to shares of our Series A common stock held directly by Mr. Gabelli, Mr. Gabelli is deemed to have beneficial ownership of those shares of our common stock held by the other Gabelli Reporting Persons. The Schedule 13D states that (i) Mr. Gabelli has sole voting power and sole dispositive power over 456 shares, (ii) Gabelli Funds, LLC has sole voting power and sole dispositive power over 175,000 shares, (iii) GAMCO Asset Management Inc. has sole voting power over 612,918 shares and sole dispositive power over 769,345 shares, (iv) Teton Advisors, Inc. has sole voting power and sole dispositive power over 250,079 shares, and (v) none of GGCP, Inc., Associated Capital Group, Inc. or GAMCO Investors, Inc. has sole or shared voting power or sole or shared dispositive power over any shares.

(9)
Based upon the Schedule 13G filed on January 26, 2017 by JPMorgan Chase & Co.; JPMorgan Chase Bank, National Association; J.P. Morgan Investment Management Inc. and; J.P. Morgan Securities LLC, which states that JPMorgan Chase & Co. has sole voting power over 628,000 shares and sole dispositive power over 677,265 shares. All shares covered by the Schedule 13G are held by subsidiaries of JPMorgan Chase & Co.

(10)
Based upon Amendment No. 2 to Schedule 13D filed on March 15, 2016 and a Form 4 filed on November 28, 2016, in each case by Okumus Fund Management Ltd., Okumus Opportunistic Value Fund, Ltd. and Ahmet H. Okumus (collectively, Okumus) stating that Okumus has shared voting power over 1,237,459 shares and shared dispositive power over 1,237,459 shares.

(11)
Based upon the Schedule 13G filed on February 14, 2017 by Renaissance Technologies Holdings Corporation and Renaissance Technologies LLC, which states that Renaissance Technologies Holdings Corporation, a parent holding company, has sole voting power and sole dispositive power 893,400 shares of our Series A common stock. All shares covered by the Schedule 13G are held by Renaissance Technologies LLC, a subsidiary of Renaissance Technologies Holdings Corporation.

(12)
Based upon the Schedule 13G filed on March 31, 2017 by Brigade Capital Management, LP (Brigade LP); Brigade Capital Management GP, LLC (Brigade GP); Brigade Leveraged Capital Structures Fund Ltd. (Brigade Fund); and Donald E. Morgan, III, which states that Brigade LP, Brigade GP and Mr. Morgan have shared voting power and shared dispositive power over 683,679 shares and that Brigade Fund has shared voting power and shared dispositive power over 630,611 shares.

Security Ownership of Management

The following table sets forth information with respect to the ownership by each of our directors, each of our named executive officers (as defined below) and by all of our directors and executive officers as a group, of shares of our Series A common stock and Series B common stock.  The security ownership information is given as of February 28, 2017, and, in the case of percentage ownership information, is based upon 11,967,305 shares of Series A common stock and 381,859 shares of Series B common stock, in each case, outstanding on February 28, 2017.  Such outstanding share amounts do not include shares of our common stock that may be issued upon the exercise of stock options, including stock options disclosed in the table below.  The percentage voting power is presented in the table below on an aggregate basis for all series of common stock.

Shares of restricted stock that have been granted pursuant to our equity incentive plans are included in the outstanding share numbers provided throughout this proxy statement.  Shares of common stock issuable upon vesting of restricted stock units or exercise or conversion of options, warrants and convertible securities that, as of February 28, 2017, were exercisable or convertible on such date or within 60 days thereafter, are deemed to be outstanding and to be beneficially owned by the person holding the restricted stock units, options, warrants or convertible securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  For purposes of the following presentation, any beneficial ownership of shares of our Series B common stock, though convertible on a one-for-one basis into shares of our Series A common stock, is reported as beneficial ownership of our Series B common stock only, and not as beneficial ownership of our Series A common stock.  So far as is known to us, the persons indicated below have sole voting power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class	Voting Power

William R. Fitzgerald	Series A	737,146	(1)(2)	5.86%	11.49%
Chairman of the Board, Chief Executive Officer and President	Series B	114,755	(3)	30.05%

Jeffery R. Gardner	Series A	85,759	(1)(4)	*	*
Executive Vice President	Series B	—		—

Philip J. Holthouse	Series A	41,319	(1)(2)(5)	*	*
Director	Series B	—		—

Michael R. Meyers	Series A	73,887	(2)(4)(6)	*	*
Senior Vice President and Chief Financial Officer	Series B	—		—

William E. Niles	Series A	66,800	(2)	*	*
Executive Vice President, General Counsel and Secretary	Series B	—		—

Michael J. Pohl	Series A	28,617	(1)(2)	*	*
Director	Series B	—		—

Charles Y. Tanabe	Series A	18,103	(1)	*	*
Director	Series B	—		—

Carl E. Vogel	Series A	19,434	(1)	*	*
Director	Series B	—		—

All directors and executive officers as a group (8 persons)	Series A	1,071,065	(1)(2)(4)(5)(6)	8.42%	13.41%
	Series B	114,755	(3)	30.05%

* Less than one percent

(1)	Includes, as applicable, the following restricted shares of our Series A common stock which remain subject to vesting as of February 28, 2017:

Name	Restricted Shares
William R. Fitzgerald	66,166
Jeffery R. Gardner	68,918
Philip J. Holthouse	8,939
Michael J. Pohl	8,765
Charles Y. Tanabe	7,906
Carl E. Vogel	8,765

(2)
Includes, as applicable, beneficial ownership of the following shares of our Series A common stock that may be acquired upon exercise of stock options that are exercisable within 60 days of February 28, 2017:

Name	Option Shares
William R. Fitzgerald	620,479
Philip J. Holthouse	11,030
Michael R. Meyers	45,000
William E. Niles	66,800
Michael J. Pohl	8,030

(3)	Includes 16,919 shares of our Series B common stock owned by the William R. Fitzgerald Irrevocable 2012 Trust.

(4)
Includes 3,750 shares of our Series A common stock and 4,841 shares of our Series A common stock which were issued in connection with partial vesting of Mr. Meyers and Mr. Gardner’s PRSUs on March 31, 2017.

(5)	Includes 19,639 shares of our Series A common stock owned by Mr. Holthouse jointly with his wife and over which he has shared voting and investment power.

(6)	Includes 115 shares of our Series A common stock owned by Mr. Meyers jointly with his wife.

Changes in Control

We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.

PROPOSAL 1 - THE DIRECTOR ELECTION PROPOSAL

Board of Directors

Our company is governed by a board of directors. Pursuant to our bylaws, the size of our Board shall be not less than three nor more than nine members, with the exact number of directors fixed from time to time by resolution adopted by the affirmative vote of at least 75% of the directors then in office. The number of directors constituting our whole Board is currently fixed at six.
Our Board currently consists of six directors, divided among three classes. Our current Class III directors, whose terms will expire at the annual meeting, are William R. Fitzgerald and Michael J. Pohl. Each of Messrs. Fitzgerald and Pohl are nominated for election to our board to continue to serve as a Class III director, and we have been informed that each of Messrs. Fitzgerald and Pohl is willing to continue to serve as a director of our company. The term of the Class III directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2020. Our Class I directors, whose term will expire at the annual meeting of our stockholders in the year 2018, are Charles Y. Tanabe and Carl E. Vogel. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2019, are Jeffery R. Gardner and Philip J. Holthouse.
If either of Messrs. Fitzgerald or Pohl should decline re-election or should he become unable to serve as a director of our company for any reason before re-election, votes will be cast for a substitute nominee, if any, designated by our Board, or, if none is so designated prior to the election, votes will be cast according to the judgment of the person or persons voting the proxy.
The following lists the nominee for election as a director at the annual meeting and the four other directors of our company, and includes, as to each person, how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board. All positions referenced in the table below with our company include, where applicable, positions with our predecessors. The number of shares of our common stock beneficially owned by each director, as of February 15, 2017, is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management-Security Ownership of Management.”

Nominees for Election as Director
William R. Fitzgerald

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Professional Background: A director of our company since September 2008. Mr. Fitzgerald has served as Chairman of our Board and our Chief Executive Officer since August 2008. Mr. Fitzgerald has also served as a director of our principal operating subsidiary, Monitronics International, Inc. (MONI), since December 2010 and served as Chairman of Ascent Media Group, LLC (AMG) from July 2000 until we sold AMG at the end of 2010. Mr. Fitzgerald also served as a Senior Vice President of Liberty Interactive Corporation (together with its predecessors, Liberty Interactive) from July 2000 to September 2011 and as a Senior Vice President of the former Liberty Media Corporation (currently known as Starz Acquisition LLC) (Old LMC) from its split-off from Liberty Interactive in September 2011 to December 2012. Prior to joining Liberty Interactive, Mr. Fitzgerald served as Executive Vice President and Chief Operating Officer, Operations Administration for AT&T Broadband (formerly known as Tele-Communications, Inc. (TCI)), a cable company, from 1998 to 2000 and was Executive Vice President, Corporate Development and Chief Operating Officer of TCI Communications, Inc., a wholly-owned subsidiary of TCI, from 1996 to 1998.

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Other Public Company Directorships: Mr. Fitzgerald has served as a director of Piper Jaffray Companies since March 2014 and serves as a member of its compensation committee and audit committee. Mr. Fitzgerald served as a director of Expedia, Inc. from March 2006 to December 2012, during which time he also served as a member of the compensation committee. Mr. Fitzgerald also served as a director of TripAdvisor, Inc. from December 2011 to February 2013. In addition, Mr. Fitzgerald served as a director of On Command Corporation from 2001 to 2005 and Cablevision Systems Corporation from 1999 to 2000.

•	Age: 59

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Board Qualification: Mr. Fitzgerald brings to our Board over 30 years of experience in the media and telecommunications industries, as well as subscription-based businesses. He has an in-depth understanding of our business and the history of our organization coupled with significant executive and leadership experience.

Michael J. Pohl

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Professional Background: A director of our company since September 2008. Mr. Pohl serves as an advisor to companies in the technology, media and telecommunications industries. Mr. Pohl has served on the board of directors of BlackArrow, Inc. since January 2012 and was appointed as Chairman of its board of directors in June 2012. The company was sold in December 2015 and Mr. Pohl now serves as Board observer at Cadent the new combined company of BlackArrow and Cross MediaWorks. Mr. Pohl has served on the board of Think Analytics since March 2013 and on the board of Imagine Communications Corp. from March 2013 to December 2015, having previously served on the board of its predecessor, Harris Broadcast. Mr. Pohl was the Chief Executive Officer of Jinni, Inc., a privately-held Internet company from Mach 2009 to January 2011. From December 2007 to April 2008, Mr. Pohl served as the Interim Vice President/General Manager of the On Demand Systems Division of ARRIS Group, Inc. (ARRIS), a communications technology company specializing in the design and engineering of broadband networks. Mr. Pohl was President of Global Strategies at CCOR Incorporated (C-COR) from December 2005 to November 2007, when C-COR was acquired by ARRIS, and served as the President and Chief Executive Officer of nCUBE Corporation, an interactive video server company, from December 1999 to December 2005.

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Other Public Company Directorships: Mr. Pohl served on the board of directors and compensation committee of BigBand Networks, Inc. from May 2009 through the sale of the company to ARRIS in November 2011, during which time he served on the audit committee of its board of directors beginning in June 2009 and served as Chairman of its board of directors beginning in February 2010.

•	Age: 65

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Board Qualification: Mr. Pohl brings to our Board valuable technological insight and over 25 years of extensive experience with technology companies. His management experience and financial expertise is complemented by his knowledge of applied sciences.

Directors Whose Term Expires in 2018

Charles Y. Tanabe

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Professional Background: A director of our company since November 2014. Mr. Tanabe served as an Executive Vice President and the General Counsel of Old LMC from May 2007 to December 2012. Mr. Tanabe also served as an Executive Vice President of Liberty Interactive from January 2007 to December 2012 and as the General Counsel from January 1999 to December 2012. He also served as a Senior Vice President of Liberty Interactive from January 1999 to December 2006 and as the Secretary from April 2001 to December 2007.

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Other Public Company Directorships: Mr. Tanabe served as a director of Starz from January 2013 to December 2016. Mr. Tanabe also served as a director of Sirius XM Radio Inc. from January 2013 to May 2013

•	Age: 65

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Board Qualification: Mr. Tanabe brings to our Board significant operational and legal experience based on his senior positions with Old LMC and Liberty Interactive. He provides our Board with executive leadership perspective on the legal operations and management of large public companies and risk management policies.

Carl E. Vogel

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Professional Background: A director of our company since December 2009. Mr. Vogel is also a Senior Advisor to DISH Network Corporation (DISH), a publicly-traded company providing pay-TV services, and served as President of DISH from September 2006 until February 2008 and Vice Chairman of DISH from June 2005 until March 2009. Mr. Vogel is president and sole stockholder of Bulldog Capital, Inc., a private investment firm (Bulldog). Since October 2014, Mr. Vogel has been a Senior Advisor to KKR & Co., LP. Through Bulldog, from November 2011 to October 2014, Mr. Vogel was a Senior Advisor of The Gores Group, a Los Angeles based private equity firm. From October 2007 until March 2009, Mr. Vogel served as a Senior Advisor to EchoStar Corporation (EchoStar), a publicly-traded company in the digital set-top box and satellite services businesses. From 2001 until 2005, Mr. Vogel served as the President and CEO of Charter Communications Inc. (Charter), a publicly-traded company providing cable television and broadband services. Prior to joining Charter, Mr. Vogel worked as an executive officer in various capacities for companies affiliated with the predecessors of Liberty

Interactive and Old LMC. Mr. Vogel held various executive positions with DISH from 1994 until 1997, including serving as the President from 1995 until 1997.

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Other Public Company Directorships: Mr. Vogel has served on the board of directors AMC Networks Inc. (AMC Networks) since June of 2013 and serves as chairman of the audit committee of AMC Networks and as a member of its compensation committee. Mr. Vogel has served on the board of directors of DISH since May 2005 and on the board of directors and audit committee of Universal Electronics Inc., a publicly-traded company providing wireless control technology for the connected home, since October 2009. In addition, Mr. Vogel has served on the board of directors of Sirius XM Holdings Inc. (including its predecessor), a publicly-traded satellite radio system operator and broadcaster, since April 2011, and has served on its compensation committee and nominating and corporate governance committee since 2012 and has served as chairman of its compensation committee since April 2013. Since 2006, Mr. Vogel has also served on the board of directors of Shaw Communications, Inc., a publicly-traded diversified communications company providing broadband cable and direct-to-home satellite services in Canada, where he currently is a member of the corporate governance and nominating committee. Mr. Vogel was a director of NextWave Wireless Inc. from November 2009 to January 2013 (where he served as the chair of the audit committee from March 2010 to January 2013). From October 2007 until March 2009, Mr. Vogel served as the Vice Chairman of the board of directors of EchoStar. From October 2001 to January 2005, Mr. Vogel served on the board of directors of Charter.

•	Age: 59

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Board Qualification: Mr. Vogel brings to our Board extensive executive leadership experience and board experience, including experience with subscription-based businesses, along with professional accounting and financial expertise.

Directors Whose Term Expires in 2019

Jeffery R. Gardner

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Professional Background: A director of our company since November 2016. Mr. Gardner has served as Executive Vice President of our company and as President and Chief Executive Officer of MONI since September 2015. Mr. Gardner is also the Principal of Gardner Capital Management, which he founded in February 2015. He was a Senior Advisor to the President and Chief Executive Officer of Windstream Holdings, Inc. (Holdings) and Windstream Corporation (together with Holdings, Windstream) from December 2014 through February 2015. Prior to that, Mr. Gardner had served as President and Chief Executive Officer of Windstream since December 2005. He was also a director of Windstream from 2006 through February 2015. He previously served as Executive Vice President and Chief Financial Officer of Alltel Corporation where he oversaw its financial operations and spent his early career at 360 Communications, holding various executive positions in that company.

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Other Public Company Directorships: Since January 2015, Mr. Gardner has been a member of the boards of directors CalAmp Corporation and the Qorvo Corporation, where he is also Chairman of the audit committee and a member of the governance and nominating committee. From 2012 to 2013, he served as Chairman of the United States Telecom Association.

•	Age: 57

•	Board Qualification: Mr. Gardner brings to our Board extensive executive leadership experience and board experience, including experience with subscription-based businesses.

Philip J. Holthouse

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Professional Background: A director of our company since September 2008. Mr. Holthouse has been a partner with Holthouse Carlin & Van Trigt LLP since 1991, where he provides tax planning and tax consulting services for privately held businesses and high net-worth individuals primarily in the real estate, entertainment and service industries. Mr. Holthouse is a certified public accountant.

•	Other Public Company Directorships: Mr. Holthouse served on the board of directors and audit committee of Napster, Inc. from January 2004 to October 2008.

•	Age: 58

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Board Qualification: Mr. Holthouse brings to our Board experience as a public company director and an audit committee member. His tax and accounting training enables him to provide our Board with sophisticated financial insight and to fulfill his function as audit committee chairman.

Vote and Recommendation

The director election requires the affirmative vote of a plurality of the votes cast for the director election proposal by the holders of shares of our common stock present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class. This means that Messrs. Fitzgerald and Pohl will be elected if they each receive more affirmative votes than any other persons.
Our Board unanimously recommends a vote FOR the election of the nominees to our Board.

PROPOSAL 2 - THE AUDITOR RATIFICATION PROPOSAL

We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2017.

Even if the selection of KPMG LLP is ratified, the audit committee of our Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be in the best interests of our company and our stockholders.  In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2017.

A representative of KPMG LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Audit Fees and All Other Fees

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2016 and 2015:

	2016	2015
Audit fees	$1,383,600	$1,111,000
Audit related fees (1)	115,000	186,000
Audit and audit related fees	$1,498,600	$1,297,000
Tax fees (2)	45,000	19,000
Total fees	$1,543,600	$1,316,000

(1)	Audit related fees consist primarily of due diligence assistance.

(2)	Tax related services consist primarily of tax compliance and advice.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

Our audit committee adopted a policy, dated November 6, 2008, regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor.  Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):

•audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with our periodic reports, registration statements and other documents filed or issued in connection with a securities offering (including comfort letters and consents), (iii) attestations of our management’s reports on internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•audit-related services as specified in the policy, including (i) due diligence services, (ii) financial audits of employee benefit plans, (iii) consultations with management as to accounting or disclosure treatment of transactions not otherwise considered audit services, (iv) attestation services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions and (vii) general assistance with implementation of SEC rules or listing standards; and

•tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence.

Notwithstanding the foregoing general pre-approval, any individual project involving the provision of pre-approved services that is likely to result in fees in excess of $100,000 requires the specific prior approval of our audit committee.  Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval.  Philip J. Holthouse currently serves as the chairman of our audit committee.

Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.

All services provided by our independent auditor during 2016 were approved in accordance with the terms of the policy.

Vote and Recommendation

Approval of the auditor ratification proposal requires the affirmative vote of a majority of the voting power of the shares of our common stock present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.

Our Board unanimously recommends a vote FOR the auditor ratification proposal.

PROPOSAL 3 - THE INCENTIVE PLAN PROPOSAL
The Ascent Capital Group, Inc. 2015 Omnibus Incentive Plan (the incentive plan) was originally adopted by our Board, effective February 25, 2015, and was approved by our stockholders at the 2015 annual meeting of stockholders held on May 29, 2015. Subject to the approval of our stockholders, our Board approved the amendment and restatement of the incentive plan (the Plan Amendment) to: (i) increase the number of shares authorized for issuance under the incentive plan by 300,000 shares, which is the first time an increase has been approved by our board and stockholders since 2008, (ii) extend the expiration date until May 24, 2027 and (iii) require the underlying award to vest prior to the payment of dividends or dividend equivalents.
The incentive plan was also approved by our stockholders for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code) at the 2015 annual meeting of stockholders. If the Plan Amendment is not approved by stockholders, the incentive plan as in effect before the most recent restatement will remain in effect, and we will continue to utilize Section 162(m) of the Code, which permits us to grant performance-based awards to our covered executives, until the earlier of (i) February 25, 2020 (the end of the current plan term) and (ii) with respect to awards settled in shares of our common stock, the date on which there are no longer any shares available for grant under the incentive plan as in effect before the most recent restatement.
The following is a description of the material provisions of the incentive plan, as amended by the Plan Amendment. The summary that follows is not intended to be complete, and we refer you to the copy of the amended incentive plan set forth as Annex A to this proxy statement for a complete statement of its terms and provisions.

Key Features of the Incentive Plan

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No Repricing of Options or SARs. Unless approved by our stockholders, substitutions and repricing of stock options and stock appreciation rights (SARs) are prohibited unless approved by our stockholders.

•	No Reload Feature. The incentive plan does not permit grants of options or SARs that automatically “reload” when outstanding awards are exercised, expired or forfeited.

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No Discounted Options or SARs. Stock options and SARs may not be granted with an exercise price below fair market value, which generally means the closing price of our common stock as reported on the Nasdaq Global Select Market on the date of grant.

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Dividend Equivalents and Dividends. Only an award of restricted stock units may include dividend equivalents. Any dividends or dividend equivalents will be paid only if the underlying shares vest pursuant to the terms of the award. With respect to a performance-based award, dividend equivalents may only be paid to the extent the underlying award is actually paid.

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Minimum Vesting. Other than vesting due to death, disability or upon the occurrence of certain approved transactions, a board change or a control purchase (all as defined in the incentive plan), all awards will have a minimum vesting period of one year from the date of its grant; provided, however that awards with respect to up to five percent (5%) of the shares of common stock authorized for grant pursuant to the incentive plan may have a vesting period of less than one year.

•	Limited Terms for Options and SARs. The term for stock options and SARs granted under the incentive plan is limited to ten years.

•	Clawback Policy. All awards granted under the incentive plan will be subject to any clawback policy we have or adopt.

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No Transferability. Awards generally may not be transferred, except by a domestic relations order or after the holder’s death by beneficiary designation, unless otherwise provided for in an award agreement.

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No “Evergreen” Provision. Shares authorized for issuance under the incentive plan will not be automatically replenished. Any additional shares to be issued over and above the amount for which we are seeking authorization must be approved by our stockholders.

•	No Tax Gross-Ups. Holders do not receive tax gross-ups under the incentive plan.

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Award Limitations. In any calendar year, no person may be granted awards relating to more than 500,000 shares of our common stock or cash award in excess of $3,000,000 and no nonemployee director may be granted awards having a value in excess of $500,000 on the date of grant.

The Incentive Plan
Our Board determined to adopt the Plan Amendment to increase the number of shares available for grant under the incentive plan by 300,000 shares. When the incentive plan was originally approved by our Board and our stockholders in 2015, there were a substantial number of shares that remained available for grant under our 2008 Non-Employee Director Incentive Plan and a minimal number of shares available for grant under our prior incentive plan, the 2008 Incentive Plan (together with the 2008 Non-Employee Director Incentive Plan, the 2008 Plans). As a result, the Board determined to combine the available number of shares under the 2008 Plans and use such aggregate number of shares of 599,862 (as detailed below) as the maximum available for grant under the incentive plan. Accordingly, this is the first time we are seeking stockholder approval of an increase in the number of shares of available for grant under one of our equity plans since 2008.
The incentive plan is structured as an omnibus plan under which awards may be made to our company's officers, employees, independent contractors and nonemployee directors. A summary of certain terms of the incentive plan is set forth below.
The incentive plan is administered by the compensation committee of our Board with regard to all awards granted under the incentive plan (other than awards granted to the nonemployee directors), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The incentive plan is administered by the full Board with regard to all awards granted under the incentive plan to nonemployee directors, and the full Board has full power and authority to determine the terms and conditions of such awards. The incentive plan is designed to provide additional remuneration to eligible employees, nonemployee directors and independent contractors for services to our company and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business, encouraging them to remain in the employ or service of our company or its subsidiaries, and increasing their personal interest in the continued success and progress of our company and its subsidiaries. The incentive plan is also intended to (1) attract persons of exceptional ability to become officers and employees of our company and its subsidiaries, and (2) induce nonemployee directors and independent contractors to provide services to our company and its subsidiaries. Employees (including officers and directors) of, and nonemployee directors and independent contractors providing services to, our company or any of our subsidiaries will be eligible to participate and may be granted awards under the incentive plan. Awards may be made to any such employee, nonemployee director or independent contractor who holds or has held awards under the incentive plan or under any other plan of our company or any of our affiliates. The number of individuals who will receive awards under the incentive plan will vary from year to year and will depend on various factors, such as the number of promotions and our hiring needs during the year, and whether employees, nonemployee directors or independent contractors of our subsidiaries are granted awards. Therefore, we cannot predict the number of future award recipients.
Non-qualified stock options, SARs, restricted shares, restricted stock units, cash awards, performance awards or any combination of the foregoing (as used in this description of the incentive plan, collectively, awards) may be granted under the incentive plan. The maximum number of shares of our common stock with respect to which awards may be granted under the incentive plan, as proposed by the Plan Amendment, is an aggregate of 899,862 shares (plus any shares of our common stock subject to currently outstanding awards that become available again under the 2008 Plans), subject to anti-dilution and other adjustment provisions of the incentive plan. With limited exceptions, no employee or independent contractor will be granted in any calendar year awards under the incentive plan covering more than 500,000 shares of our common stock, subject to anti-dilution and other adjustment provisions of the incentive plan. In addition, no employee or independent contractor may receive payment for cash awards during any calendar year aggregating in excess of $3,000,000. No nonemployee director may receive awards during any calendar year valued in excess of $500,000 on the date of grant.
Shares of our common stock issuable pursuant to awards made under the incentive plan will be made available from either authorized but unissued shares of our common stock or shares of our common stock that we have issued but reacquired, including shares purchased in the open market. Shares of our common stock that are subject to (i) any award granted under the incentive plan or the 2008 Plans that expires, terminates or is cancelled or annulled for any reason without having been exercised, (ii) any award of any SARs granted under the incentive plan the terms of which provide for settlement in cash, and (iii) any award of restricted shares or restricted stock units granted under the incentive plan or the 2008 Plans that shall be forfeited prior to becoming vested, will once again be available for issuance under the incentive plan. Shares of our common stock that are (i) not issued or delivered as a result of the net settlement of an outstanding option or SAR, (ii) used to pay the purchase price or withholding taxes relating to an outstanding award, or (iii) repurchased in the open market with the proceeds of an option purchase price will not be again made available for issuance under the incentive plan.
Subject to the provisions of the incentive plan, the compensation committee will be authorized to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the incentive plan and to take such other action in connection with or in relation to the incentive plan as it deems necessary or advisable.

Unless otherwise determined by the compensation committee and expressly provided for in an agreement, awards are not transferrable except pursuant to a qualified domestic relations order or after the holder's death by beneficiary designation. Other than vesting due to death, disability or upon the occurrence of certain approved transactions, a board change or a control purchase (all as defined in the incentive plan), all awards will have a minimum vesting period of one year from the date of its grant; provided, however that awards with respect to up to five percent (5%) of the shares of common stock authorized for grant pursuant to the incentive plan may have a vesting period of less than one year.
Stock Options. Non-qualified stock options awarded under the incentive plan will entitle the holder to purchase a specified number of shares of a series of our common stock at a specified exercise price subject to the terms and conditions of the applicable option grant. The exercise price of an option awarded under the incentive plan may be no less than the fair market value of the shares of the applicable series of our common stock as of the day the option is granted. The term of an option may not exceed ten years. The compensation committee will determine, and each individual award agreement will provide, (1) the series and number of shares of our common stock subject to the option, (2) the per share exercise price, (3) whether that price is payable in cash, by check, by promissory note, in whole shares of any series of our common stock, by the withholding of shares of our common stock issuable upon exercise of the option, by cashless exercise, or any combination of the foregoing, (4) other terms and conditions of exercise, (5) restrictions on transfer of the option and (6) other provisions not inconsistent with the incentive plan. Dividend equivalents will not be paid with respect to any stock options.
Stock Appreciation Rights. A SAR awarded under the incentive plan entitles the recipient to receive a payment in stock or cash equal to the excess of the fair market value (on the day the SAR is exercised) of a share of the applicable series of our common stock with respect to which the SAR was granted over the base price specified in the grant. A SAR may be granted to an option holder with respect to all or a portion of the shares of our common stock subject to a related stock option (a tandem SAR) or granted separately to an eligible employee, nonemployee director or independent contractor (a free standing SAR). Tandem SARs are exercisable only at the time and to the extent that the related stock option is exercisable. Upon the exercise or termination of the related stock option, the related tandem SAR will be automatically cancelled to the extent of the number of shares of our common stock with respect to which the related stock option was so exercised or terminated. The base price of a tandem SAR is equal to the exercise price of the related stock option. Free standing SARs are exercisable at the time and upon the terms and conditions provided in the relevant award agreement. The term of a free standing SAR may not exceed ten years. The base price of a free standing SAR may be no less than the fair market value of a share of the applicable series of our common stock as of the day the SAR is granted. Dividend equivalents will not be paid with respect to any SARs.
Restricted Shares and Restricted Stock Units. Restricted shares are shares of our common stock that become vested and may be transferred upon completion of the restriction period. The compensation committee will determine, and each individual award agreement will provide, (1) the price, if any, to be paid by the recipient of the restricted shares, (2) whether the holder of the restricted shares may be paid a cash amount any time after the shares become vested, (3) the vesting date or vesting dates (or basis of determining the same) for the award and (4) other terms and conditions of the award. The holder of an award of restricted shares, as the registered owner of such shares, may vote the shares. Dividends or distributions paid with respect to restricted shares will be retained by us during the restriction period (retained distributions).
A restricted stock unit is a unit evidencing the right to receive, in specified circumstances, one share of the specified series of our common stock, or its cash equivalent, subject to a restriction period or forfeiture conditions. The compensation committee will be authorized to award restricted stock units based upon the fair market value of shares of any series of our common stock under the incentive plan. The compensation committee will determine, and each individual award agreement will provide, the terms, conditions, restrictions, vesting requirements and payment rules for awards of restricted stock units, including whether the holder will be entitled to dividend equivalent payments with respect to the restricted stock units. Any dividend equivalents payable in connection with such restricted stock units will accrue and will not, in any event, vest or be payable until the underlying restricted stock units vest. Restricted stock units will be issued at the beginning of the restriction period and holders will not be entitled to shares of our common stock covered by restricted stock unit awards until such shares are issued to the holder at the end of the restriction period. Awards of restricted stock units or the common stock covered thereunder may not be transferred, assigned or encumbered prior to the date on which such shares are issued or as provided in the relevant award agreement.
Upon the applicable vesting date, all or the applicable portion of restricted shares or restricted stock units will vest, any retained distributions or dividend equivalents with respect to the restricted shares or restricted stock units will vest to the extent that the awards related thereto have vested, and any cash amount to be received by the holder with respect to the restricted shares or restricted stock units will become payable, all in accordance with the terms of the individual award agreement. The compensation committee may permit a holder to elect to defer delivery of any restricted shares or restricted stock units that become vested and any related cash payments, retained distributions or dividend equivalents, provided that such deferral elections are made in accordance with Section 409A of the Code.

Cash Awards. The compensation committee will also be authorized to provide for the grant of cash awards under the incentive plan. A cash award is a bonus paid in cash that may be based upon the attainment of one or more performance goals over a performance period established by the compensation committee. The terms, conditions and limitations applicable to any cash awards will be determined by the compensation committee.
Performance Awards. At the discretion of the compensation committee any of the above-described awards may be designated as a performance award. All cash awards shall be designated as performance awards. Performance awards are contingent upon performance measures applicable to a particular period, as established by the compensation committee and set forth in individual agreements, based upon any one or more of the following business criteria:

•	increased revenue;

•	net income measures (including income after capital costs and income before or after taxes);

•	stock price measures (including growth measures and total stockholder return);

•	price per share of our common stock;

•	market share;

•	earnings per share (actual or targeted growth);

•	earnings before interest, taxes, depreciation and amortization (EBITDA);

•	operating income before depreciation and amortization (OIBDA);

•	recurring monthly revenue;

•	net recurring monthly revenue;

•	economic value added (or an equivalent metric);

•	market value added;

•	debt to equity ratio;

•	cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities);

•	return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors' capital and return on average equity);

•	creation costs;

•	operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency);

•	expense measures (including overhead cost and general and administrative expense);

•	margins;

•	stockholder value;

•	total stockholder return;

•	proceeds from dispositions;

•	total market value; and

•	corporate values measures (including ethics compliance, environmental and safety).

Performance measures may apply to the award recipient, to one or more business units, divisions, subsidiaries or affiliates of our company or an applicable sector of our company, or to our company as a whole. Goals may also be based on performance relative to a peer group of companies. If the compensation committee intends for the performance award to be granted and administered in a manner that preserves the deductibility of the compensation resulting from such award in accordance with Section 162(m) of the Code, the applicable performance goals must be established (1) no later than 90 days after the commencement of the period of service to which the performance goals relate and (2) prior to the completion of 25% of such period of service. The compensation committee will have no discretion to modify or waive such performance goals to increase the amount of compensation payable that would otherwise be due upon attainment of the goal, unless the applicable award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the relevant agreement provides for such discretion. Section 162(m) of the Code generally disallows deductions for compensation in excess of $1 million for our Chief Executive Officer and our three other most highly compensated executive officers (other than the Chief Financial Officer) unless the awards meet the requirements for being performance-based.
Awards Generally. Awards under the incentive plan may be granted either individually, in tandem or in combination with each other. Where applicable, the securities underlying, or relating to, awards granted under the incentive plan may be shares of our Series A common stock and our Series B common stock, as provided in the relevant grant. On April 3, 2017, the closing price of our Series A common stock was $13.78, and the average of the bid and ask prices of our Series B common stock as reported on the OTC Markets was $16.00 on March 17, 2017, the last day on which a sale of our Series B common stock occurred. Under certain conditions, including the occurrence of certain approved transactions, a board change or a control purchase (all as defined in the incentive plan), the compensation committee may, in its sole discretion provide for the following: (i) options and SARs will become immediately exercisable, and (ii) the restrictions on restricted shares and restricted stock units will lapse, unless individual agreements state otherwise. At the time an award is granted, the compensation committee will determine, and the relevant agreement will provide for, any vesting or early termination, upon a holder's termination of employment with our company, of any unvested options, SARs, restricted stock units or restricted shares and the period during which any vested options and SARs must be exercised. Unless otherwise provided in the relevant agreement, (1) no option or SAR may be exercised after its scheduled expiration date (however, if the term of an option or SAR expires when trading in our common stock is prohibited by law or our company’s insider trading policy, then the term of such option or SAR shall expire on the 30th day after the expiration of such prohibition), (2) if the holder's service terminates by reason of death or disability (as defined in the incentive plan), his or her options or SARs shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration date) and (3) any termination of the holder's service for "cause" (as defined in the incentive plan) will result in the immediate termination of all options and SARs and the forfeiture of all rights to any restricted shares, restricted stock units, retained distributions, dividend equivalents and related cash amounts held by such terminated holder. If a holder's service terminates due to death or disability, options and SARs will become immediately exercisable, and the restrictions on restricted shares and restricted stock units will lapse and become fully vested, unless individual agreements state otherwise.
Adjustments. The number and kind of shares of our common stock that may be awarded or otherwise made subject to awards under the incentive plan, the number and kind of shares of our common stock covered by outstanding awards and the purchase or exercise price and any relevant appreciation base with respect to any of the foregoing will be subject to appropriate adjustment as the compensation committee deems equitable, in its sole discretion, in the event (1) we subdivide the outstanding shares of any series of our common stock into a greater number of shares of such series of common stock, (2) we combine the outstanding shares of any series of our common stock into a smaller number of shares of such series of common stock or (3) there is a stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase any series of our common stock, or any other similar corporate event (including mergers or consolidations, other than approved transactions (as defined in the incentive plan) for which other provisions are made pursuant to the incentive plan). In addition, in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the compensation committee has the discretion to (i) provide, prior to the transaction, for the acceleration of vesting and exercisability, or lapse of restrictions, with respect to the awards, or in the case of a cash merger, termination of unexercised awards, or (ii) cancel such awards and deliver cash to holders based on the fair market value of such awards as determined by the compensation committee, in a manner that is in compliance with the requirements of Section 409A of the Code.
Prohibition on Repricing of Awards. Except for any adjustment as described above, the compensation committee will not, without first obtaining approval by the majority of stockholders of our company, (1) decrease the purchase price of an option or SAR after the date of grant, (2) accept for surrender any outstanding option or SAR previously granted as consideration for the grant of a new award, or (3) grant any option or SAR that contains a “reload” feature, under which additional options, SARS or other awards are granted automatically to the holder upon the exercise of the original option or SAR.
Amendment and Termination. Pursuant to the Plan Amendment, the incentive plan will terminate on May 24, 2027 unless earlier terminated by the compensation committee. The compensation committee may suspend, discontinue, modify or amend the incentive plan at any time prior to its termination, except that outstanding awards may not be amended to reduce the purchase or base price of outstanding options or SARs. However, before an amendment may be made that would adversely affect a participant who has already been granted an award, the participant's consent must be obtained, unless the change is necessary to comply with Section 409A of the Code.

U.S. Federal Income Tax Consequences of Awards Granted under the Incentive Plan
Consequences to Participants
The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the incentive plan and with respect to the sale of any shares of our common stock acquired under the incentive plan. This general summary does not purport to be complete, does not describe any state, local or non-U.S. tax consequences, and does not address issues related to the tax circumstances of any particular recipient of an award under the incentive plan.
Non-Qualified Stock Options; SARs. Holders will not realize taxable income upon the grant of a non-qualified stock option or a SAR. Upon the exercise of a non-qualified stock option or a SAR, the holder will recognize ordinary income (subject to withholding, if applicable) in an amount equal to the excess of (1) the fair market value on the date of exercise of the shares received over (2) the exercise price or base price (if any) he or she paid for the shares. The holder will generally have a tax basis in any shares of our common stock received pursuant to the exercise of a SAR, or pursuant to the cash exercise of a non-qualified stock option, that equals the fair market value of such shares on the date of exercise. The disposition of the shares of our common stock acquired upon exercise of a non-qualified stock option will ordinarily result in capital gain or loss. We are entitled to a deduction in an amount equal to the income recognized by the holder upon the exercise of a non-qualified stock option or SAR.
Cash Awards; Restricted Stock Units; Restricted Shares. A holder will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time such cash is otherwise made available for the holder to draw upon it, and we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below. A holder will not have taxable income upon the grant of a restricted stock unit but rather will generally recognize ordinary compensation income at the time the award is settled in an amount equal to the fair market value of the shares received, at which time we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below.
Generally, a holder will not recognize taxable income upon the grant of restricted shares, and we will not be entitled to any federal income tax deduction upon the grant of such award. The value of the restricted shares will generally be taxable to the holder as compensation income in the year or years in which the restrictions on the shares of common stock lapse. Such value will equal the fair market value of the shares on the date or dates the restrictions terminate. A holder, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares subject to the restricted share award on the date of such grant as compensation income in the year of the grant of the restricted share award. The holder must make such an election pursuant to Section 83(b) of the Code within 30 days after the date of grant. If such an election is made and the holder later forfeits the restricted shares to us, the holder will not be allowed to deduct, at a later date, the amount such holder had earlier included as compensation income. In any case, we will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the holder's income in the year in which that amount is so included, subject to certain limits on deductibility discussed below.
A holder who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time the holder recognizes income under the rules described above with respect to the cash or the shares of our common stock received pursuant to awards. The tax basis of a holder in the shares of our common stock received will equal the amount recognized by the holder as compensation income under the rules described in the preceding paragraph, and the holder's holding period in such shares will commence on the date income is so recognized.
Certain Tax Code Limitations on Deductibility. In order for us to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability to obtain a deduction for awards under the incentive plan could also be limited by Section 280G of the Code, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible. The ability to obtain a deduction for amounts paid under the incentive plan could also be affected by Section 162(m) of the Code, which limits the deductibility, for U.S. federal income tax purposes, of compensation paid to our Chief Executive Officer and our three other most highly compensated executive officers (other than the Chief Financial Officer) to $1 million during any taxable year. However, certain exceptions apply to this limitation in the case of qualified performance-based compensation. In certain cases, we may determine it is in our interests to not satisfy the requirements for the qualified performance-based exception.
Code Section 409A. Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant's income. We intend to structure awards under the incentive plan in a manner that is designed to be exempt from or comply with Section 409A of the Code.

New Plan Benefits
Due to the nature of the incentive plan and the discretionary authority afforded the compensation committee in connection with the administration thereof, we cannot determine or predict the value, number or type of awards to be granted pursuant to the incentive plan.

Prior to the date of this proxy statement, we have granted restricted stock and performance-based restricted stock units under the incentive plan to certain of our employees and directors; however, none of these awards are conditioned upon receiving stockholder approval of the incentive plan, as proposed to be amended at the annual meeting. We also have not granted any stock option awards to our directors, executives or employees under the incentive plan.

Vote and Recommendation
Approval of the incentive plan proposal requires the affirmative vote of a majority of the voting power of the shares of our common stock present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Our Board unanimously recommends a vote FOR the approval of the incentive plan proposal.

PROPOSAL 4 - SAY-ON-PAY PROPOSAL
Stockholders are provided with the opportunity to cast an advisory vote on executive compensation as described below. Our company values the views of its stockholders and is committed to excellence in the design and effectiveness of our company’s executive compensation program.
Our most recent advisory vote on the compensation of our named executive officers was held at our 2014 annual meeting of stockholders on May 22, 2014, at which stockholders representing 89.5% of our aggregate voting power present and entitled to vote on the say-on-pay proposal approved, on an advisory basis, our executive compensation as disclosed in our proxy statement for our 2014 annual meeting of stockholders. Also, at our 2011 annual meeting of stockholders, a majority of the votes cast by our stockholders on our first say-on-frequency proposal indicated their preference for holding an advisory vote on the compensation paid to our named executive officers every three years, and our Board adopted this as the frequency at which future advisory votes on executive compensation would be held. As described in more detail below under “Proposal 5-The Say-on-Frequency Proposal,” we are submitting for stockholder consideration at the 2017 annual meeting of stockholders a resolution for a new advisory vote regarding the frequency at which future advisory votes on executive compensation should be held. Assuming the frequency of every three years is maintained, we currently expect that our next advisory vote on executive compensation will be held in 2020.
Accordingly, we are seeking stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules, which include the disclosures under “Compensation Discussion and Analysis,” the compensation tables (including all related footnotes) and any additional narrative discussion of compensation included herein. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices with respect to their compensation, each as described in this proxy statement. Stockholders are encouraged to read the “Compensation Discussion and Analysis” section of this proxy statement, which provides an overview of our company’s executive compensation policies and procedures, how they operate and are designed to achieve our company’s pay-for-performance objectives, and how they were applied for 2016.
In accordance with Section 14A of the Exchange Act and Rule 14a-21(a) promulgated thereunder, and as a matter of good corporate governance, our board of directors is asking stockholders to approve the following advisory resolution at the 2017 annual meeting of stockholders:
“RESOLVED, that the stockholders of Ascent Capital Group, Inc. hereby approve, on an advisory basis, the compensation paid to our company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion.”

Advisory Vote
Although this vote is advisory and non-binding on our Board and our company, our Board and the compensation committee, which is responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.

Vote and Recommendation
This advisory resolution, which we refer to as the say-on-pay proposal, will be considered approved if it receives the affirmative vote of a majority of the voting power of the shares of our common stock present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class. Our board of directors recommends a vote FOR the approval of the say-on-pay proposal.

PROPOSAL 5 - SAY-ON-FREQUENCY PROPOSAL
In accordance with the requirements of Section 14A of the Exchange Act and Rule 14a-21(b), which require a say-on-frequency proposal to be submitted to stockholders every six years, we are again submitting for stockholder consideration a separate resolution for advisory vote as to whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years. At our 2011 annual meeting of stockholders, a majority of the votes cast by our stockholders on our first say-on-frequency proposal indicated their preference for holding an advisory vote on the compensation paid to our named executive officers every three years.
After consideration, our Board has determined that an advisory vote on executive compensation that occurs every three years (triennially) continues to be the most appropriate policy for us. Our Board believes that a vote every three years would allow stockholders to focus on overall objectives rather than the details of individual decisions, would align with one of the goals of our company’s compensation program which is to reward performance that promotes long-term stockholder value, and would allow stockholders to engage in more thoughtful analysis of our company’s executive compensation program by providing more time between votes. As a result, our Board recommends that stockholders vote for “Three Years” with respect to the frequency with which stockholders are provided an advisory vote on the compensation paid to our named executive officer.

Vote and Recommendation
Stockholders will be able to specify one of four choices for this proposal on the proxy card: three years, two years, one year or abstain. Stockholders are not voting to approve or disapprove our Board’s recommendation.
If one of the frequencies receives the affirmative vote of a majority of the votes cast on the say-on-frequency proposal by the holders of shares of our common stock that are present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, the frequency receiving such majority vote will be the frequency selected by our board of directors for future executive compensation votes. If no frequency receives the requisite majority, our Board will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation votes will be held.
Our board of directors recommends that stockholders vote in favor of “3 YEARS” with respect to the frequency with which stockholders are provided an advisory vote on the compensation paid to our named executive officers.

MANAGEMENT

Executive Officers

The following lists the executive officers of our company (other than William R. Fitzgerald, Chairman of our Board and Chief Executive Officer, and Jeffery R. Gardner, Executive Vice President of our company, whose backgrounds are described under “Proposal 1-The Director Election Proposal”), their ages and a description of their business experience, including positions held with our company.

Name	Positions

Michael R. Meyers
Mr. Meyers has served as Senior Vice President of our company since April 2011 and as Chief Financial Officer and Treasurer since August 2011. Mr. Meyers is the Chief Financial Officer of MONI, and has held various positions at MONI since July 1996. Before joining MONI, Mr. Meyers, a certified public accountant, had over 15 years of accounting, finance, and operations experience. He has worked with a variety of businesses, including Fortune 500, medium, and small companies, as well as working in public accounting.

Age: 60

William E. Niles
Mr. Niles has served as Executive Vice President, General Counsel and Secretary of our company since the spin-off of our company from Discovery Holding Company in September 2008, and also served as Executive Vice President and General Counsel of AMG from January 2002 until the sale of AMG in December 2010. From August 2006 through February 2008, Mr. Niles was a member of AMG’s executive committee. Prior to 2002, Mr. Niles was a senior executive handling legal and business affairs within AMG and its predecessor companies. Mr. Niles is also a director of our principal operating subsidiary, MONI, and also serves as its Executive Vice President and Secretary.

Age: 53
Our executive officers will serve in such capacities until the next annual meeting of our Board, or until their respective successors have been duly elected or appointed, or until their earlier death, resignation or removal from office. There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors or executive officers has had any involvement in any legal proceedings that would be material to an evaluation of his ability or integrity.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16 forms they file.

Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms furnished to us during our most recent fiscal year, or written representations that no Forms 5 were required, we believe that, during the year ended December 31, 2016, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met except as follows: one Form 3 was filed late by Rana Kashyap, a director of our board during 2016, one Form 4 was reporting two transactions was filed late by Okumus, and each of Messrs. Fitzgerald, Meyers, Niles and Pohl filed one Form 4 reporting one transaction on an untimely basis.

Code of Ethics

We have adopted a code of ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of ethics is available on our website at http://ir.ascentcapitalgroupinc.com/corporate-governance.cfm.

Director Independence

It is our policy that a majority of the members of our Board be independent of our management. For a director to be deemed independent, our Board must affirmatively determine that the director has no disqualifying direct or indirect material relationship with our company. To assist our Board in determining which of our directors qualify as independent for purposes of The Nasdaq Stock Market rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our Board follows the Corporate Governance Rules of The Nasdaq Stock Market on the criteria for director independence.

Our Board has determined that each of Philip J. Holthouse, Michael J. Pohl, Charles Y. Tanabe and Carl E. Vogel qualifies as an independent director of our company. Our board of directors also determined that Brian Deevy, whose term as a director expired at our 2016 annual meeting of stockholders, and Rana Kashyap, who resigned from our board of directors in November 2016, also qualified as an independent director of our company during their service on our board.

Board Composition

As described above under “Proposal 1-The Director Election Proposal”, our Board is comprised of directors with a broad range of backgrounds and skill sets, including media, telecommunications, technology, subscription-based business, finance, transactional and advisory work, auditing and tax. For more information on our Board’s position with respect to the importance of diverse viewpoints on our Board, see “-Committees of our Board of Directors-Nominating and Corporate Governance Committee” below.

Board Leadership Structure

Our bylaws currently provide that the Chairman of our Board shall be the Chief Executive Officer of our company, unless our Board determines otherwise. William R. Fitzgerald currently serves as the Chairman of our Board and Chief Executive Officer (principal executive officer) and is responsible for identifying and implementing strategic initiatives as well as executive leadership. Our Board believes that Mr. Fitzgerald is best situated to serve as Chairman of our Board because he is the director most familiar with our company’s history and business and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.
In evaluating our current Board leadership structure, our Board noted that our company is a holding company and that substantially all of our operating activities are conducted through our principal operating subsidiary, MONI. Jeffery R. Gardner serves as the President and Chief Executive Officer of MONI, and is responsible for the day to day operations of MONI. Our Board believes that the allocation of responsibilities between Mr. Fitzgerald and Mr. Gardner represents an appropriate leadership structure because, among other reasons, it enables Mr. Fitzgerald to foster clear accountability and effective decision making at the board level and with regard to holding company activities, while Mr. Gardner focuses on the daily management of our operating company.
The key members of all committees of our Board are independent directors. Each member of the compensation committee, nominating and corporate governance committee and audit committee is independent. In addition, an independent director, Carl E. Vogel, is the chairman of the executive committee of our Board. Through these committees, we have established independent processes for the effective oversight of critical issues entrusted to independent directors, such as the integrity of our financial statements, CEO and senior management compensation, board evaluation and selection of directors. For more information on the function of the committees of our Board, see “-Committees of our Board of Directors” below.
For the above reasons, our Board does not believe that a separation of the Chairman of the Board and Chief Executive Officer positions will provide any meaningful additional oversight. Moreover, our Board believes its current leadership structure positions our company to achieve the optimal result for its stockholders. Because Mr. Fitzgerald bears primary responsibility for the strategic management and leadership of our company, our Board believes that Mr. Fitzgerald is best suited to chair board meetings and ensure that key business issues and stockholders’ interests are brought to the attention of our Board.

Board Role in Risk Oversight

Our Board has an active role, as a whole and at the committee level, in overseeing the management of our company’s risks. Our Board regularly reviews information regarding our credit, liquidity, strategic, operational, financial and reporting, succession and compensation, legal and compliance functions and status, as well as the risks associated with each. The compensation committee is responsible for overseeing the management of risks relating to our incentive compensation plans and arrangements. The audit committee oversees management of financial risks. The nominating and corporate governance committee manages risks associated with the independence of our Board and, together with the audit committee, potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports and management presentations about such risks.

Committees of our Board of Directors

Executive Committee

Our Board has established an executive committee consisting of Carl E. Vogel and William R. Fitzgerald, with Mr. Vogel serving as chairman. The principal purpose of the executive committee is to assist our Board in the performance of its duties and responsibilities between regularly scheduled meetings of our Board and at any time when our Board is not in session or otherwise unable to act, by exercising the power and authority of our Board to manage the business and affairs of our company with respect to (i) such matters as shall be delegated to the executive committee by resolution of our Board and (ii) any other lawful matters to the extent the executive committee, in its discretion, determines that it is necessary or advisable to attend to such matters prior to the next regularly scheduled meeting of our Board. As such, the executive committee generally has and may exercise all the powers and authority of our Board in the management of the business and affairs of our company, including without limitation the power and authority to authorize the issuance of shares of our capital stock. However, the executive committee has no power or authority in reference to the following matters:

•	approving, adopting or recommending to the stockholders of our company any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval;

•	adopting, amending or repealing any bylaws of our company;

•	fixing the size of our Board or filling any vacancies on our Board or on any committee of our Board; or

•	the matters or powers expressly conferred upon the audit committee, the compensation committee, and the nominating and corporate governance committee.

Compensation Committee

Our Board has also established a compensation committee consisting of Philip J. Holthouse and Michael J. Pohl, with Mr. Pohl serving as chairman. The compensation committee reviews and makes recommendations to our Board regarding all forms of compensation provided to our executive officers and directors. In addition, the compensation committee reviews and makes recommendations on bonus and stock compensation arrangements for all of our employees and has sole responsibility for the administration of our incentive plans.
The compensation committee reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers. The compensation committee also reviews and approves the compensation of our Chief Executive Officer and certain other officers of our company. For a description of our processes and policies for consideration and determination of executive and director compensation, including the role of our Chief Executive Officer and outside consultants in determining or recommending amounts and/or forms of compensation, see “Executive Compensation-Compensation Discussion and Analysis” below. The compensation committee has the authority to retain a compensation consultant to assist in the evaluation of executive compensation.

Our Board has adopted a written charter for the compensation committee, which is available on our website at http://ir.ascentcapitalgroupinc.com/corporate-governance.cfm.

Compensation Committee Report
The compensation committee has reviewed and discussed with the company’s management the “Compensation Discussion and Analysis” included under “Executive Compensation” below. Based on such review and discussions, the compensation committee recommended to our company’s Board that the “Compensation Discussion and Analysis” be included in this proxy statement.

Submitted by the Members of the Compensation Committee
Philip J. Holthouse
Michael J. Pohl (chairman)

Compensation Committee Interlocks and Insider Participation

In 2016, the compensation committee of our Board consisted of Michael J. Pohl and Philip J. Holthouse during the entirety of the year, and Brian Deevy until the 2016 Annual Meeting of Stockholders. No member of the compensation committee during 2016 is, was or has been an officer or employee of our company or any of our subsidiaries, or has engaged in any related party transaction in which our company or any of our subsidiaries was a participant.

Nominating and Corporate Governance Committee

Our Board has established a nominating and corporate governance committee, whose chairman is Charles Y. Tanabe and whose other members are Philip J. Holthouse, Michael J. Pohl, and Carl E. Vogel. See “-Director Independence” above.
The nominating and corporate governance committee:

•	develops qualification criteria for selecting candidates to serve as directors of our company;

•	identifies individuals qualified to become directors of our company and makes recommendations to our Board with respect thereto;

•	reviews and approves “related person transactions” (as set forth in our corporate governance guidelines); and

•	reviews, and makes recommendations with respect to changes to, our corporate governance guidelines.

The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such nominations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Nominating and Corporate Governance Committee, Ascent Capital Group, Inc., 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “Stockholder Proposals” below, and must contain the following information:

•
the proposing stockholder’s name and address and documentation indicating the number of shares of our common stock beneficially owned by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•	a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board;

•	any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•	a representation as to whether the proposing stockholder intends to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•	a representation that the proposing stockholder intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election; and

•	a signed consent of the candidate to serve as a director, if nominated and elected.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.
To be nominated to serve as a director, a nominee need not meet any specific, minimum criteria; however, the nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:

•	independence from management;

•	his or her unique background, including education, professional experience and relevant skill sets;

•	judgment, skill, integrity and reputation;

•	industry experience;

•	existing commitments to other businesses as a director, executive or owner;

•	personal conflicts of interest, if any; and

•
the size and composition of our existing Board, including whether the potential director nominee would positively impact the composition of our Board by bringing a new perspective or viewpoint to our Board.

The nominating and corporate governance committee does not have a formal policy with respect to diversity; however, our Board and the nominating and corporate governance committee believe that it is essential that our Board members represent diverse viewpoints.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our Board, it may recommend to our full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of our Board and its committees and the director’s formal and informal contributions to the various activities conducted by our Board and our Board committees of which such individual is a member.
The nominating and corporate governance committee believes that each of Messrs. Fitzgerald and Pohl continues to be qualified to serve as a director of our company and supports their nomination for re-election. The nomination of each of Messrs. Fitzgerald and Pohl has been approved by our entire Board.
Our Board has adopted a written charter for the nominating and corporate governance committee and corporate governance guidelines, which are available on our website at http://ir.ascentcapitalgroupinc.com/corporate-governance.cfm.

Audit Committee
Our Board has established an audit committee, whose chairman is Philip J. Holthouse and whose other members are Michael J. Pohl and Carl E. Vogel. See “-Director Independence” above.
The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:

•	appointing or replacing our independent auditors;

•	reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•	reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•	reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•	reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•	reviewing compliance with applicable SEC and stock exchange rules regarding audit committees; and

•	preparing a report for our annual proxy statement.
Our Board has adopted a written charter for the audit committee, which is available on our website at http://ir.ascentcapitalgroupinc.com/corporate-governance.cfm.

Audit Committee Report
Each member of the audit committee is an independent director as determined by our Board, based on the listing standards of The Nasdaq Stock Market. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Each of Mr. Holthouse and Mr. Vogel is an “audit committee financial expert” under applicable SEC rules and regulations.

The audit committee reviews our financial reporting process on behalf of our Board. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
The audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. The audit committee has also discussed with KPMG LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided the audit committee with the written disclosures and the letter required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, as modified or supplemented, and the audit committee has discussed with KPMG LLP that firm’s independence from the company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, the audit committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 (the 2016 Form 10-K), which was filed on March 8, 2017 with the SEC.

Submitted by the Members of the Audit Committee
Philip J. Holthouse (chairman)
Michael J. Pohl
Carl E. Vogel

Other

Our Board, by resolution, may from time to time establish other committees of our Board, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board, subject to applicable law.

Board Meetings

During 2016, there were seven meetings of our full Board, two meetings of our compensation committee, four meetings of our audit committee, one meeting of our nominating and corporate governance committee and no meetings of our executive committee.

Director Attendance at Annual Meetings

Our Board encourages all members of our Board to attend each annual meeting of our stockholders, and one of our Board members attended our 2016 annual meeting of stockholders.

Stockholder Communication with Directors

Our stockholders may send communications to our Board or to an individual director, in each case, c/o Ascent Capital Group, Inc., 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.  All such communications from stockholders will be forwarded to our directors on a timely basis.

Executive Sessions

In 2016, the independent directors of our company met at three executive sessions without management participation. Any interested party who has a concern regarding any matter which it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Ascent Capital Group, Inc., c/o Ascent Capital Group, Inc., 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111. The current independent directors of our company are Philip J. Holthouse, Michael J. Pohl, Charles Y. Tanabe and Carl E. Vogel.

Risk Assessment in Compensation Programs

Following the completion of a risk assessment of our compensation programs applicable to all employees, we have concluded that the design and operation of our compensation programs do not provide our employees with incentive to engage in business activities or other actions that would threaten the value of our company or the investment of our stockholders. We have also concluded that any risks associated with our compensation programs are not reasonably likely to have a material adverse effect on our company.

EXECUTIVE COMPENSATION

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to:

•	William R. Fitzgerald;

•	Jeffery R. Gardner;

•	Michael R. Meyers; and

•	William E. Niles.

Mr. Fitzgerald is our principal executive officer; Mr. Meyers is our principal financial officer; and Messrs. Gardner and Niles are executive officers of our company. We refer to Messrs. Fitzgerald, Gardner, Meyers and Niles in this proxy statement collectively as our named executive officers.

Compensation Discussion and Analysis

Overview

The compensation committee of our Board has responsibility for overseeing the compensation of our named executive officers and ensuring that their compensation packages are consistent with the company’s compensation objectives. In furtherance of this purpose, our compensation committee considers and approves all components of the named executive officers’ compensation packages, including periodic corporate goals and objectives upon which compensation decisions are made. The compensation committee also administers our equity incentive plans and has the authority to make and modify grants under, and to approve or disapprove participation in, such plans (in each case, other than with respect to awards granted to nonemployee directors).
Objectives
The compensation program for our named executive officers was designed to meet the following objectives that align with and support our strategic business goals:

•	attracting and retaining executive managers with the industry knowledge, skills, experience and talent to help our company attain its strategic objectives and build long-term company value;

•
emphasizing variable performance-based compensation components, which include equity-based compensation, by linking individual compensation with corporate operating metrics as well as individual professional achievements; and

•	aligning the interests of management of our company with the interests of our stockholders.
Principles
The following principles are used to guide the design of our executive compensation program and to ensure that the program is consistent with the objectives described above:
Competitive Positioning. We believe that our executive compensation program must provide compensation to our named executive officers that is both reasonable in relation to, and competitive with, the compensation paid to similarly situated employees of companies in our similar industries and companies with which we compete for talent, taking into account many factors, including cost-of-living considerations. See “-Setting Executive Compensation” below.
“Pay for Performance” Philosophy. We believe our compensation program should align the interests of our named executive officers with the interests of our company and our stockholders by strengthening the link between pay and company and individual performance. Accordingly, our compensation committee believes variable compensation, including plan-based awards, should represent a significant portion of the total compensation mix for our named executive officers.
At our 2014 annual stockholders meeting, our stockholders representing 89.5% of our aggregate voting power present and entitled to vote on our say-on-pay proposal approved, on an advisory basis, our executive compensation, as disclosed in our proxy statement for our 2014 annual meeting of stockholders. The compensation committee did not implement any material changes to our executive compensation program as a result of that vote.
Role of Chief Executive Officer in Compensation Decisions
As a general matter, our Chief Executive Officer provides recommendations to the compensation committee with respect to all elements of compensation proposed to be paid to the other named executive officers in conjunction with his evaluation of their performance. Mr. Fitzgerald participated in the compensation committee’s discussions with respect to the performance of Messrs. Gardner, Meyers and Niles, as well as the related performance-based restricted stock units awarded to Messrs. Gardner and Meyers in 2016. For additional information regarding our named executive officers’ compensation packages, see “-Equity Incentive Compensation” and “-Employment Agreements” below.
Setting Executive Compensation
Consistent with the principles outlined above, the compensation committee considers compensation data relating to other companies in reviewing and approving the compensation packages of our named executive officers. Historically, the compensation committee had focused on a select group of peer companies that operated in various markets within the technology, media, communications and entertainment industries. However, in connection with our company’s transition out of the media and entertainment business, the compensation committee hired Compensia, Inc., a compensation consultant (Compensia), in May 2011 to assist the compensation committee in identifying a new peer group of companies, gathering market data on competitive market practices with respect to cash and equity-based compensation and developing an updated compensation framework, including with respect to equity awards (such as award types, vesting parameters and individual allocations).
Along with Compensia, our compensation committee developed our peer group list taking into account our company’s focus on the alarm monitoring and security business (a technology business supported by subscription-based revenue), our range of financial performance metrics and our aggregate market capitalization. Compensia advised the compensation committee that our peer group of companies should be comprised of those in the technology space and those with a subscription/service-based business model, which together most closely correlate to our current business and operations. Accordingly, the companies in our peer group are set forth below:

Bally Technologies, Inc. Cardtronics Inc. Consolidated Communications Holdings, Inc. CSG Systems International, Inc. Cumulus Media, Inc. Digital Globe, Inc.	Fair Isaac Corporation Interval Leisure Group, Inc. J2 Global, Inc. National Cinemedia, Inc. Netflix, Inc. Nexstar Broadcasting Group, Inc. Scientific Games Corporation

The compensation committee did not apply specific benchmarking parameters that formed the basis for any of the named executive officers’ employment agreements. Rather, the compensation committee incorporated the competitive market data received from Compensia, including as to the compensation paid by the peer groups described above, into the compensation committee’s total mix of information (including its members’ general business and industry knowledge and experience and its evaluation of each named executive officer’s job performance) in establishing what the compensation committee believed to be reasonable and competitive variable elements of each named executive officer’s compensation package.

Elements of 2016 Executive Compensation
For 2016, the principal components of compensation for our named executive officers were:

•	base salary;

•	performance-based bonuses;

•	equity incentive compensation; and

•	limited perquisites and personal benefits.

A summary of each element of our compensation program is set forth below. We believe that each element complements the others and that together they serve to achieve our compensation objectives.

Base Salary
We provide competitive base salaries to attract and retain high-performing executive talent. We believe that a competitive base salary is an important component of compensation, as it provides a degree of financial stability for executives. The base salary level of each named executive officer is generally determined based on the responsibilities performed by such officer, his or her experience, overall effectiveness and demonstrated leadership ability, the performance expectations set for such officer, and competitive market factors. Messrs. Fitzgerald and Gardner did not receive a base salary increase with respect to 2016. Mr. Gardner received the base salary provided for in his employment agreement. In recognition of the favorable 2015 performance of each of Mr. Meyers and Mr. Niles of his respective duties as an officer of our company and taking into account cost-of-living adjustments, with respect to 2016, Mr. Meyers and Mr. Niles received a 3.7% and a 2.3% increase, respectively, in his base salary for 2016.
Performance-Based Bonuses. Our compensation committee adopted a performance-based bonus program for 2016 in which each of the named executive officers was eligible to participate. The program was intended to comply with Section 162(m) of the Code. In order for any named executive officer to be eligible to receive any bonus under the program, our company had to achieve consolidated revenue for the year ended December 31, 2016 of no less than 100% of our consolidated revenue for the year ended December 31, 2015 (as reported in our Annual Report on Form 10-K for the year ended December 31, 2015 (the 2015 Form 10-K)), subject to such adjustments (to the extent permissible under Section 162(m) of the Code) as the compensation committee may determine to be necessary or appropriate to provide year-over-year comparability (including, for example, in the event of any acquisitions, dispositions, changes in accounting policies or other extraordinary events). In addition, Mr. Gardner’s employment agreement provides that 80% of his performance-based bonus was subject to achieving quantitative financial objectives, which were as follows for 2016: (i) Pre-SAC Adjusted EBITDA (which is Adjusted EBITDA as defined in our 2015 Form 10-K, excluding subscriber acquisition costs and the related revenue of LiveWatch Security, LLC (LiveWatch)), for 2016 of approximately $370.63 million (weighted 22.5%), (ii) recurring monthly revenue created of approximately $7.636 million for 2016 (weighted 22.5%), (iii) creation cost multiple at or below 35.69x for 2016 (weighted 32.5%) and (iv) attrition for 2016 (excluding 2G-related cancellations) at or below 13.3% (weighted 22.5%) (collectively, the Quantitative Objectives). The remaining 20% of Mr. Gardner’s of performance-based bonus would be determined based on an evaluation of his performance against the key performance indicators (KPIs) below. Each named executive officer’s target and maximum bonus amount for 2016 was determined by the committee taking into account each named executive officer’s applicable employment agreement and was as follows: Mr. Fitzgerald $1,222,500; Mr. Gardner: $918,000; Mr. Meyers $318,750; and Mr. Niles $330,000. As the threshold performance metric was met and two of the Quantitative Objectives applicable to Mr. Gardner’s award were met for 2016, the compensation committee then determined, in its sole discretion, the actual portion of each grantee’s target (which was also his maximum) bonus amount that was payable under the program (which could have been zero) after taking into account each grantee’s personal performance over the year based on a set of KPIs adopted for each named executive officer with respect to 2016. The KPIs considered for Messrs. Fitzgerald, Gardner, Meyers and Niles were as follows:

Name	KPIs
William R. Fitzgerald
•
Support of our company and MONI's leadership teams in their efforts to achieve their financial, operating, management development and capital objectives, and focus on driving shareholder value
•
Support refinancing efforts at MONI
•
Leadership in investor relations messaging, strategy and execution
•
Pursuit of objectives and strategies consistent with improving the company’s near-term and long-term financial performance, which serves to enhance shareholder value.

Jeffery R. Gardner
•
Assist Chairman of the Board with strategic initiatives
•
Lead review of investor relations initiatives, outreach and re-branding effort
•
Work with our Chief Financial Officer to refinance MONI’s debt prior to December 2016
•
Role out product road map for both MONI and LiveWatch
•
Devise a plan to reduce costs, such as field service expense, cellular cost, multiples in our dealer program
•
Manage dealer program and sub-dealer plan

Michael R. Meyers
•
Meet or exceed financial and operating performance objectives for MONI for 2016
•
Continued expertise in financial markets and financing alternatives for our company and MONI and ensure that our company maintains sufficient growth capital to support its long range plan
•
Improvement upon the processes by which our company evaluates and tracks its financial performance and metrics
•
Continued compliance with SEC reporting
•
Pursuit of objectives and strategies consistent with improving the company’s near-term and long-term financial performance, which serves to enhance shareholder value
•
Work with our company and MONI’s leadership to improve investor relations presentation.

William E. Niles
•
Provision of sound legal counsel to our Chief Executive Officer, the Board and its committees on all legal matters relating to our company
•
Management of our company’s litigation portfolio, legal compliance with SEC reporting, enterprise level risk insurance policies and real estate portfolio
•
Continued awareness of evolving legal issues relating to corporate governance and SEC compliance
•
Collaboration with our Chief Executive Officer on corporate strategy and the development of opportunities to enhance shareholder value
•
Participation in corporate development process through assisting with the identification, evaluation and execution of transactions

After evaluating each named executive officer’s performance over the year and taking into account the aggregate amount of each named executive officer’s other compensation outside of the program, the compensation committee determined the appropriate blend of compensation components for each named executive officer and exercised its discretionary authority to determine the amount payable to each named executive officer who participated in the program for 2016. The compensation committee also exercised its discretionary authority to pay the bonus amount payable to each such named executive officer in cash. The bonus for each named executive officer was paid as follows:

Name	Target/ Maximum Bonus	Percentage of Target/Maximum Bonus Payable	Total Discretionary Bonus	Cash Portion of Total Bonus
William R. Fitzgerald	$1,222,500	34.76%	$—	$425,000
Jeffery R. Gardner	$918,000	43.57%	$—	$400,000
Michael R. Meyers	$318,750	54.90%	$—	$175,000
William E. Niles	$330,000	71.21%	$—	$235,000
For more information on these awards, see “—Summary Compensation Table” and “—Grant of Plan-Based Awards” below.
Equity Incentive Compensation. Consistent with our compensation philosophy, we seek to align the interests of our named executive officers with those of our stockholders by awarding equity-based incentive compensation, ensuring that our executives have a continuing stake in the long-term success of our company and our subsidiaries. Accordingly, the compensation committee believes that an executive’s overall mix of compensation should be weighted more heavily toward equity-based incentives.

The Ascent Capital Group, Inc. 2015 Omnibus Incentive Plan (the incentive plan) provides, for the grant of a variety of incentive awards, including non-qualified stock options, SARs, restricted shares, restricted stock units, cash awards and performance awards and are administered by our compensation committee (other than with respect to awards made to our nonemployee directors under the incentive plan, which are administered by the full Board). Our executives have historically been granted stock options and awards of restricted stock in preference to other awards because of our company's belief that options and restricted shares better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, measured by reference to the closing sale price on the grant date.
In 2015, our compensation committee began granting awards of performance-based restricted stock units (performance RSUs or PRSUs) under the incentive plan that may be earned based on our achievement of key performance indicators selected by the committee. If the performance RSUs are not earned after the first performance period prescribed in the applicable award agreement, the applicable award agreement may provide that such unearned performance RSUs will be available to be earned in one or more subsequent years subject to the applicable performance criteria selected by the compensation committee. To the extent they are earned, the performance RSUs will be subject to a back-loaded time-vesting condition over a three-year period and may be settled in cash, shares of our Series A common stock or a combination of the foregoing. These awards are meant to encourage executives to remain with our company over the long-term and to better align their interests with those of our stockholders.
In February 2016, our compensation committee approved an award of 20,000 performance RSUs for Mr. Meyers, which was the maximum number of performance RSUs that could be earned. The entire award would be earned if MONI’s revolving credit facility and term loan; which had been scheduled to mature in December 2017 and March 2018, respectively, when this award had been granted, were successfully refinanced. In November 2016, our compensation committee determined that this performance condition had been met based on MONI’s refinancing of the revolving credit facility and term loan in September 2016. A tranche consisting of 20% of Mr. Meyers’s performance RSUs vested on December 31, 2016, and the remainder was divided into 30% and 50% tranches vesting on a quarterly basis during the one-year periods beginning on January 1, 2017 and 2018, respectively. Mr. Meyers's performance RSU awards will be settled in shares of our Series A common stock.
In March 2016, our compensation committee approved two performance RSU awards: the 2016 Gardner PRSUs consisting of 70,422 performance RSUs with an grant date fair value of $1 million, and the 2016-2018 Gardner PRSUs consisting of 35,211 performance RSUs with an aggregate grant date fair value of $500,000, which in each case was the maximum number of performance RSUs that could be earned under the award. Mr. Gardner received these performance RSU awards pursuant to his employment agreement. See “-Employment Agreements.”
In order for Mr. Gardner to earn any of the 2016 Gardner PRSUs, our company had to achieve the Quantitative Objectives described in “-Performance-Based Bonuses.” In February 2017, our compensation committee determined that 55% of the 2016 Gardner PRSUs had been earned by Mr. Gardner, and the unearned portion was forfeited. The earned performance RSUS will vest in equal tranches on a quarterly basis on the last day of each calendar quarter of 2017 and 2018. Mr. Gardner’s performance RSUs will be settled in shares of our Series A common stock on the applicable vesting dates.
In order for Mr. Gardner to earn all of the 2016-2018 Gardner PRSUs, our company had to achieve Adjusted EBITDA (as defined in the 2015 Form 10-K) of at least 95% of $370.63 million, or $346.94 million, during the three- year period that commenced on January 1, 2016 and will end on December 31, 2018.
Perquisites and Personal Benefits. For the year ended December 31, 2016, the limited perquisites and personal benefits provided to our named executive officers consisted generally of term life insurance premiums, 401(k) matching contributions and a reimbursement from our company relating to health insurance premiums paid by each such individual. We offer our named executive officers other benefits that are also available on the same basis to all of our salaried employees, such as medical and disability insurance premiums.

Clawback Policy. Effective as of April 7, 2017, the compensation committee adopted a clawback policy that allows us to recover or “clawback” performance-based cash and equity compensation from certain employees in the event of a material restatement of our financial results. Under the policy, if the material restatement would result in any performance-based cash or equity compensation paid during the three years preceding the restatement to have been lower had it been calculated based on such restated results, we may recover the amounts in excess of what would have been paid under the restatement, from any executive who received such performance-based cash or equity compensation who is determined to have engaged in intentional or unlawful misconduct that materially contributed to the need for such restatement. The compensation committee has the sole authority to enforce this policy, and it is limited by applicable law.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)

William R. Fitzgerald	2016	825,379	—		—		—	425,000		18,898	(2)(3)(4)(5)	1,269,277
Chairman, Chief Executive Officer and President	2015	825,000	—		—		—	—		18,380	(2)(3)(4)(5)	843,380
	2014	824,808	—		—		—	—		17,771	(2)(3)(4)(5)	842,579

Jeffery R. Gardner	2016	525,388	—		1,500,000		—	400,000		9,735	(3)(5)(8)	2,435,123
Executive Vice President	2015	161,539	162,500	(6)	2,000,000		—	—		50,932	(3)(5)(7)	2,374,971

Michael R. Meyers	2016	427,183	—		242,800		—	175,000		12,385	(3)(4)(5)	857,368
Senior Vice President and Chief Financial Officer	2015	410,000	53,600	(8)	1,373,900	(9)	—	—		12,678	(3)(4)(5)	1,850,178
	2014	410,427	—		82,500		—	82,500		11,603	(3)(4)(5)	587,030

William E. Niles	2016	439,994	—		—		—	235,000		12,842	(3)(4)(5)	687,836
Executive Vice President, General Counsel and Secretary	2015	430,000	200,000	(8)	2,400,000		—	—		12,954	(3)(4)(5)	3,042,954
	2014	429,866	—		120,000		—	192,140	(10)	12,396	(3)(4)(5)	754,402

(1)
The aggregate grant date fair value of stock awards, restricted share awards and performance-based restricted stock unit awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Notes 2 and 14 to our consolidated financial statements for the year ended December 31, 2016 (which are included in our 2016 Form 10-K). With respect to Messrs. Gardner, Meyers and Niles’ performance RSU awards, the amounts included in the Stock Awards column reflect the grant date fair value of the maximum number of performance RSUs that may be earned.

(2)	Includes amounts paid to Mr. Fitzgerald for tax preparation fees.

(3)	Includes the following term life and AD&D insurance premiums:

	Amounts ($)
Name	2016	2015	2014
William R. Fitzgerald	1,116	1,116	1,116
Jeffery R. Gardner	45	12	—
Michael R. Meyers	45	45	45
William E. Niles	754	691	691

(4)	Includes the following matching contributions to the applicable named executive officer’s 401(k) account:

	Amounts ($)
Name	2016	2015	2014
William R. Fitzgerald	2,650	2,650	2,500
Michael R. Meyers	2,650	2,650	2,403
William E. Niles	2,650	2,650	2,550

(5)	Includes a reimbursement paid by the company to each named executive officer with respect to health insurance premiums paid by such individual.

(6)
Mr. Gardner was entitled to a guaranteed, pro-rated bonus based on 100% of his annual base salary for the period during which he was employed by our company in 2015 pursuant to his employment agreement.

(7)	Includes $49,811 in relocation expenses reimbursed to Mr. Gardner by our company.

(8)	Represents discretionary bonuses in the amount of $175,000 and $200,000 for Messrs. Meyers and Niles, respectively.

(9)	Mr. Meyers’ bonus was paid in cash ($53,600) and in shares of our Series A common stock having a grant date fair value of $121,400.

(10) Includes a payment of $112,140 owed to Mr. Niles under AMG’s 2006 Long-Term Incentive Plan as amended and restated as of September 9, 2008.

Employment Agreements

Named Executive Officers

Each of Messrs. Fitzgerald, Gardner, Meyers and Niles entered into an employment agreement with our company, which agreement, in each case, sets forth the respective terms and conditions of the applicable named executive officer’s employment. In July 2015, we entered into amendments to the employment agreements with Messrs. Meyers and Niles.
The material terms of the existing employment agreements of Messrs. Fitzgerald, Gardner, Meyers and Niles in effect during 2016 are described below.
Term. The term of the employment agreement of Mr. Fitzgerald is five years, commencing effective as of January 1, 2013 and ending on December 31, 2017. The term of Mr. Gardner’s employment agreement is five years, commencing effective as of September 10, 2015 and ending on September 9, 2020. The term of Mr. Niles’ employment agreement is nine years, commencing effective March 1, 2011 and ending on March 1, 2020. The term of Mr. Meyers’ employment agreement is approximately seven and a half years, commencing effective as of June 15, 2011 and ending on January 30, 2019.
Base Salary. Pursuant to their respective employment agreements, each of our named executive officers receives a base salary that is subject to an annual review for increase by the compensation committee. The 2016 base salaries for each of our named executive officers are set forth in the “-Summary Compensation Table” above.
Bonus. Each of our named executive officers is eligible to receive a bonus in a certain range based on percentages of the applicable named executive officer’s base salary (75% to 150% in the case of Mr. Fitzgerald, 75% to 175% in the case of Mr. Gardner, 50% to 75% in the case of Mr. Niles and 60% to 75% in the case of Mr. Meyers). Each such officer’s entitlement to receive such bonus, and the actual amount thereof, is determined by the compensation committee in its sole discretion based on the applicable named executive officer’s achievement of certain performance criteria as the compensation committee may establish in its sole discretion.
Equity Incentive Awards. Mr. Fitzgerald’s employment agreement memorialized stock option and restricted stock grants previously made under the Ascent Capital Group, Inc. 2008 Incentive Plan (the 2008 incentive plan).
Mr. Gardner’s employment agreement provided for an initial $2 million grant of restricted shares of Series A common stock that will vest in full on September 9, 2017 under the incentive plan in connection with his entry into his employment agreement. In addition, under his employment agreement, Mr. Gardner will be eligible to receive an annual $1.5 million grant of performance RSUs under the incentive plan. One-third of Mr. Gardner’s annual performance RSU award, or $500,000, may be earned based on satisfaction, as determined by the compensation committee of our Board, of certain quantitative performance criteria for a 36-month performance period, and if earned, such performance RSUs will vest immediately. Two-thirds of Mr. Gardner’s annual performance RSU award, or $1 million, may be earned based on satisfaction, as determined by the compensation committee of our Board, of certain quantitative performance criteria for a 12-month performance period, and if earned, such earned performance RSUs will vest on a quarterly basis during the two year period beginning on January 1 of the year following the expiration of the respective performance period.
Mr. Niles’ original employment agreement also provided for equity grants made in prior years. In consideration for Mr. Niles’ entry into his amended employment agreement, the compensation committee of our Board granted Mr. Niles an award of 57,485 performance RSUs with respect to shares of our Series A common stock under the incentive plan. In March 2016, our compensation committee determined that Mr. Niles’ performance RSUs were earned after the 2015 performance period and, as a result, will vest in 20%, 30% and 50% tranches on a quarterly basis during the one-year periods beginning on March 1, 2017, 2018 and 2019, respectively.
Mr. Meyers’ original employment agreement also provided for equity grants made in prior years in connection with his entrance into his original employment agreement in 2011. As part of the consideration for Mr. Meyers’ services to our company during the term of his amended employment agreement, the compensation committee granted Mr. Meyers an award of 30,000 performance RSUs with respect to shares of our company’s Series A common stock under the incentive plan. The entire award could be earned based on satisfaction, as determined by the compensation committee, of certain key performance indicators for the 2015 performance period. In March 2016, our compensation committee determined that Mr. Meyers’ performance RSUs were earned after the 2015 performance period and, as a result, will vest in 20%, 30% and 50% tranches on a quarterly basis during the one-year periods beginning on January 1, 2016, 2017 and 2018, respectively.
See “-Compensation Discussion and Analysis-Elements of 2016 Executive Compensation-Equity Incentive Compensation,” “-Grants of Plan-based Awards” and “-Outstanding Equity Awards at Fiscal Year-End.”
Termination. The terms and conditions of compensation payable upon termination of the employment of each named executive officer are summarized in “-Potential Payments Upon Termination or Change-in-Control” below.
Gross-Up. Under Mr. Fitzgerald’s employment agreement, if any payment or distribution in the nature of compensation (as defined in Section 280G(b)(2) of the Code) to or for the benefit of Mr. Fitzgerald would be subject to excise tax imposed by Section 4999 of the Code, Mr. Fitzgerald will be entitled to receive a gross-up payment equivalent on an after-tax basis to the amount of such excise tax.

Grants of Plan-Based Awards

The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2016 to our named executive officers.

									Grant Date Fair Value
			Estimated Future Payouts under Non- Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			of Stock and
	Grant		Threshold	Target	Maximum	Threshold	Target	Maximum	Option
Name	Date		($)(1)	($)(2)	($)(2)	(#)(3)	(#)(4)	(#)(4)	Awards ($)
William R. Fitzgerald
	3/30/2016	(5)	—	1,222,500	1,222,500	—	—	—	—

Jeffery R. Gardner
	3/30/2016	(5)	—	918,000	918,000	—	—	—	—
	3/30/2016	(6)					70,422	70,422	1,000,000
	3/30/2016	(6)					35,211	35,211	500,000

Michael R. Meyers
	3/30/2016	(5)	—	318,750	318,750	—	—	—	—
	3/30/2016	(7)	—	—	—	—	20,000	20,000	242,800

William E. Niles
	3/30/2016	(5)	—	330,000	330,000	—	—	—	—

(1)	Our 2016 performance-based bonus program did not provide for a threshold bonus amount.

(2)
Represents the target and maximum bonus amounts payable under the performance-based bonus program, as determined by the compensation committee in accordance with the terms of each named executive officer's employment agreement. See "-Compensation Discussion and Analysis-Elements of 2016 Executive Compensation-Performance-Based Bonuses."

(3)	The 2016 performance RSU award granted to Mr. Meyers, the 2016 Gardner PRSUs and the 2016-2018 Gardner PRSUs did not provide for a threshold amount.

(4)
Represents the target and maximum number of performance RSUs that could be earned by Messrs. Gardner and Meyers, as determined by the compensation committee. In November 2016, our compensation committee determined that Mr. Meyers had earned 100% of his February 2016 performance RSU award based on MONI’s refinancing of its revolving credit facility and term loan in September 2016, and a portion of the award remains subject to a time-vesting condition as of December 31, 2016. In February 2017, our compensation committee determined that Mr. Gardner had earned 55% of the 2016 Gardner PRSUs based on our company’s performance in 2016. See “-Compensation Discussion and Analysis-Elements of 2016 Executive Compensation-Equity Incentive Compensation.”

(5)
Reflects the date on which our compensation committee established the terms of the 2016 performance-based bonus program, as described under “-Compensation Discussion and Analysis-Elements of 2016 Executive Compensation- Performance-Based Bonuses.”

(6)
Represents the date on which our compensation committee approved the grant of the 2016 Gardner PRSUs and the 2016-2018 Gardner PRSUs pursuant to his employment agreement. See “-Compensation Discussion and Analysis-Elements of 2015 Executive Compensation-Equity Incentive Compensation.”

(7)
Reflects the date on which our compensation committee established the terms of Mr. Meyers’s 2016 performance RSU awards, as described under “-Compensation Discussion and Analysis-Elements of 2016 Executive Compensation-Equity Incentive Compensation.”

Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options to acquire shares of our common stock, and unvested restricted stock awards, which were outstanding as of December 31, 2016 and held by our named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options- Exercisable	Number of Securities Underlying Unexercised Options- Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have not Vested (#)		Market Value of Shares That Have not Vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
William R. Fitzgerald
Option Awards
Series A	332,059	—		21.81	9/17/2018	—		—	—		—
Series A	50,634	—		48.15	3/29/2018	—		—	—		—
Series A	190,230	190,230	(1)	61.21	11/30/2019	—		—	—		—
Stock Awards
Series A	—	—		—	—	66,166	(1)	1,075,859	—		—

Jeffery R. Gardner
Stock Awards
Series A	—	—		—	—	68,918	(2)	1,120,607	—		—
PRSU Award
Series A	—	—		—	—	—		—	70,422	(3)	1,145,062
Series A	—	—		—	—	—		—	35,211	(4)	572,531

Michael R. Meyers
Option Awards									—		—
Series A	45,000	—		48.00	12/31/2017	—		—	—		—
PRSU Award
Series A	—					25,500	(5)	414,630	—		—
Series A	—	—		—	—	20,000	(6)	325,200	—		—
William E. Niles
Option Awards
Series A	17,640	—		25.09	1/16/2019	—		—	—		—
Series A	49,160	—		48.15	3/29/2018	—		—	—		—
PRSU Award
Series A	—	—		—	—	57,485	(7)	934,706

(1)
Beginning on March 31, 2015, vests in accordance with the following schedule: (a) 20% of the restricted shares and options will vest in four equal quarterly installments during 2015, (b) 30% of the restricted shares and options will vest in four equal quarterly installments during 2016 and (c) 50% of the restricted shares and options will vest in four equal quarterly installments during 2017.

(2)	Cliff vests on September 9, 2017.
(3) Represents the maximum number of 2016 Gardner PRSUs that may be earned based on our performance compared to the Quantitative Objectives during 2016. To the extent that it is earned, this award would then vest in eight equal quarterly installments beginning on March 31, 2017. See “-Compensation Discussion and Analysis-Elements of 2016 Executive Compensation-Equity Incentive Compensation.”
(4) Represents the maximum number of 2016-2018 Gardner PRSUs that may be earned on March 31, 2019 based on our 2016-2018 Adjusted EBITDA.

(5)
Represents the performance RSUs Mr. Meyers had earned based on our compensation committee’s assessment of our performance in 2015 and that remain subject to the following time-vesting schedule: (a) 30% of the performance RSUs will vest during 2017 and (b) 50% of the performance RSUs will vest during 2018, in each case subject to Mr. Meyers’ employment with our company on the vesting date. 20% of the 30,000 performance RSUs had vested during 2016.

(6)
Represents the maximum number of performance RSUs that may be earned if Monitronics’ credit facility revolver and certain term loans are successfully refinanced. Our board of directors determined that the performance condition was met in November 2016, and the award will vest in accordance with the following schedule: (a) 30% of the performance RSUs will vest during 2017 and (b) 50% of the performance RSUs will vest during 2018, in each case subject to Mr. Meyers’ employment with our company on the vesting date. 20% of the 20,000 performance RSUs had vested on December 31, 2016.

(7)
Represents the maximum number of performance RSUs Mr. Niles had earned based on our compensation committee’s assessment of our performance in 2015 and that remain subject to the following time-vesting schedule (a) 20% of the performance RSUs will vest in equal installments on May 31, 2017, August 31, 2017, November 30, 2017 and February 28, 2018, (b) 30% of the performance RSUs will vest in equal installments on May 31, 2018, August 31, 2018, November 30, 2018 and February 28, 2019 and (c) 50% of the performance RSUs will vest in equal installments on May 31, 2019, August 31, 2019, November 30, 2019 and February 28, 2020, in each case subject to Mr. Niles’ employment with our company on the vesting date.

Option Exercises and Stock Vested

The following table sets forth information regarding the vesting of restricted stock or restricted stock units held by our named executive officers (other than Mr. Gardner) in each case, during the year ended December 31, 2016. None of our named executive officers had any exercises of option awards during the year ended December 31, 2016.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
William R. Fitzgerald
Series A	29,772	519,124
Michael R. Meyers
Series A	14,500	199,865
William E. Niles
Series A	1,453	15,605

(1)	Includes shares withheld in payment of withholding taxes at election of holder.

Potential Payments Upon Termination or Change-in-Control

Each of the employment agreements of our named executive officers, as in effect on December 31, 2016, and each of our incentive plans provides for rights upon certain termination events, with adjustments to be made to the amounts payable to certain named executive officers if the termination occurs concurrently with or following a change of control of our company. As of December 31, 2016, all of our named executive officers had employment agreements with our company.

Change of Control
Under the employment agreements of Messes. Fitzgerald Gardner, Meyers and Niles, a change of control of our company would be deemed to have occurred if any of the following occurs:

(i)
any person or group (other than Mr. Malone and certain affiliates, each of whom we refer to as an Ascent Permitted Holder) acquires, together with stock already held by such person or group, more than 50% of the total fair market value or more than 50% of the total voting power of the stock of our company;

(ii)
any person or group (other than an Ascent Permitted Holder) acquires, in a single transaction or in multiple transactions during a 12-month period, assets of our company having a gross fair market value of 40% or more of the total gross fair market value of all of our company’s assets immediately prior to such acquisition or acquisitions;

(iii)
any person or group (other than an Ascent Permitted Holder) acquires, in a single transaction or in multiple transactions during a 12-month period, 30% or more of the total voting power of the stock of our company; or

(iv)
a majority of our company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of our board of directors before the date of appointment or election.

Any such change of control results in an increase in each such executive’s severance, as described under “-Termination Without Cause” below.
If Mr. Gardner’s employment is terminated by our company without cause or by Mr. Gardner with good reason within 12 months after a change in control, his 2016 Gardner PRSUs and his 2016-2018 Gardner PRSUs will vest in full on the date of such termination.
If Mr. Meyers’ or Mr. Niles’ employment with our company or any of our subsidiaries is terminated without cause or by the executive for good reason within 12 months after a change in control, his performance RSU awards will vest in full on the date of such termination.
Termination for Cause

If our company terminated any of our named executive officers for “Cause,” we would have no further liability or obligations under the applicable agreement to such named executive officer other than accrued and unpaid base salary and vacation time, all approved and unpaid bonus amounts and all incurred and unpaid expenses. “Cause” is generally defined to include: breaches of material obligations under the applicable employment agreement; continued failure to perform the applicable named executive officer’s duties; material violations of company policies or applicable laws and regulations; fraud, dishonesty or misrepresentation; gross negligence in the performance of duties; conviction of a felony or crime of moral turpitude; and other misconduct that is materially injurious to our financial condition or business reputation.
Termination Without Cause

If our company terminated the employment of Mr. Fitzgerald without Cause, our company would become obligated to pay Mr. Fitzgerald all accrued and unpaid base salary and vacation time, all approved and unpaid bonus amounts and all incurred and unpaid expenses, as well as a severance payment equal to:

(i)
if termination occurs prior to a change of control, as defined in his employment agreement, the product of 2 times the sum of (A) Mr. Fitzgerald’s base salary plus (B) his minimum target bonus (equal to 75% of Mr. Fitzgerald’s base salary); or

(ii)
if termination occurs concurrently with or following a change of control, the product of 2.5 times the sum of (A) Mr. Fitzgerald’s base salary plus (B) his minimum target bonus (equal to 75% of Mr. Fitzgerald’s base salary).

If our company terminated the employment of Messrs. Gardner, Meyers or Niles without Cause, our company would become obligated to pay the applicable named executive officer all accrued and unpaid base salary and vacation time, all approved and unpaid bonus amounts and all incurred and unpaid expenses, as well as a severance payment equal to:

(i)
in the case of Mr. Gardner, if a termination occurs prior to a change of control, as defined in his employment agreement, an amount equal to two times his annual base salary. If a termination occurs concurrently with or following a change of control, an amount equal to four times his annual base salary;

(ii)
in the case of Mr. Meyers and a termination occurring prior to a change of control, an amount equal to the sum of (A) his annual base salary plus (B) his minimum target bonus of 60% of his base salary. If a termination occurs concurrently with or following a change of control, an amount equal to two times the sum of (x) his annual base salary plus (y) his minimum target bonus of 60% of his base salary; and

(iii)
in the case of Mr. Niles and a termination occurring prior to a change of control, an amount equal to the sum of (A) annual base salary plus (B) his minimum target bonus of 50% of his base salary. If a termination occurs concurrently with or following a change of control, an amount equal to two times the sum of (x) his annual base salary plus (y) his minimum target bonus of 50% of his base salary.

In addition, if Mr. Fitzgerald had been terminated without Cause following the satisfaction of certain performance conditions (which our Board determined was satisfied in December 2013), his 2012 award of 119,540 Series A restricted shares and 2013 award of 12,791 Series A restricted shares would have vested as to a portion such award equal to (i) the total number of shares subject to the award multiplied by the quotient of (ii) the number of calendar quarters having passed since the date of grant (including the quarter of termination) divided by twenty.
If Mr. Gardner is terminated without cause, the 2016 Gardner PRSUs and the 2016-2018 Gardner PRSUs would be forfeited if the compensation committee had not certified that such PRSUs had been earned prior to the date of his termination. If our compensation committee had determined that the 2016 Gardner PRSUs were earned prior to his termination without cause, the 2016 Gardner PRSUs would vest on a pro rata basis based on the number of calendar quarters that have elapsed between January 1, 2016 and the date of his termination divided by 12, and the 2016-2018 Gardner PRSUs would vest in full upon a termination of Mr. Gardner’s employment without Cause.
In addition, if Mr. Niles is terminated without Cause, his performance RSUs would vest on a pro rata basis based on the number of calendar quarters that have elapsed between April 1, 2016 and the date of his termination divided by 16. Similarly, if Mr. Meyers is terminated without Cause, his performance RSUs would also vest on a pro rata basis based on the number of calendar quarters that have elapsed between January 1, 2016 and the date of his termination divided by 12.
Termination with Good Reason

Subject to certain notice provisions and our rights with respect to a cure period or a renegotiation period, as applicable, each of Messrs. Fitzgerald, Gardner, Meyers and Niles may terminate his employment for “Good Reason” and receive the same rights and payments as if such named executive officer’s employment was terminated without Cause. Mr. Gardner would be entitled to the same pro rata vesting of his 2016 Gardner PRSUs and full vesting of his 2016-2018 Gardner PRSUs that he would receive if his employment was terminated without Cause, assuming, in each case, that our compensation committee had certified that his 2016 Gardner PRSUs and his 2016-2018 Gardner PRSUs had been earned prior to his termination for Good Reason. In addition, Messrs. Meyers and Niles would also receive the same pro rata vesting of their performance RSUs in the case of Mr. Meyers and Mr. Niles that they would receive if their employment was terminated without Cause. “Good Reason” is defined in each employment agreement to include:

(i)
in the case of Mr. Fitzgerald, a material reduction in base salary, a material reduction in Mr. Fitzgerald’s responsibilities with our company, a material change in the office or location at which Mr. Fitzgerald is required to perform services and a material breach by our company of any provision of his employment agreement;

(ii)
in the case of Mr. Meyers, a material reduction in base salary, the company requiring the applicable named executive officer to devote a majority of such officer’s time to the performance of duties that are materially inconsistent with such officer’s position at the company, the relocation of the applicable named executive officer’s principal place of employment by more than 75 miles, and a material breach by our company of any provision of the applicable named executive officer’s employment agreement; and

(iii)
in the case of Messrs. Gardner and Niles, a reduction in base salary, the relocation of his principal place of employment by more than 35 miles, a material breach by our company of any provision of his employment agreement and, in Mr. Gardner’s case, a material reduction in Mr. Gardner’s responsibilities with Monitronics.

Death or Disability

In the event any of our named executive officers dies or becomes disabled during such named executive officer’s term of employment, we become obligated to pay such named executive officer (or his legal representative, as applicable) all accrued and unpaid base salary and vacation time, all approved and unpaid bonus amounts and all incurred and unpaid expenses. In addition:

(i)
Mr. Fitzgerald is entitled to a lump sum amount equal to his annual base salary in effect on the date of termination multiplied by 2, provided that in the event Mr. Fitzgerald is eligible to participate in, and is covered by, the company’s basic life insurance group benefit plan at the time of Mr. Fitzgerald’s termination due to death, the company’s obligation to pay such amount will be reduced by the amount paid pursuant to such basic life insurance group benefit plan; and

(ii)	Mr. Niles is entitled to a lump sum amount equal to his monthly base salary in effect on the date of termination for the lesser of six months or the remainder of the term of his employment agreement.

Mr. Gardner would only be entitled to full vesting of the 2016 Gardner PRSUs and the 2016-2018 Gardner PRSUs if our compensation committee had certified that such PRSUs had been earned prior to his death or disability. Messrs. Meyers and Niles would be entitled to full vesting of their performance RSUs.
Non-Renewal

Each of the employment agreements of Messrs. Fitzgerald, Gardner, Meyers and Niles provides that, if (i) we do not offer him a new employment agreement beyond the term of his existing employment agreement or (ii) we do offer him such a new employment agreement but it is generally not as favorable, in all material respects, as his existing employment agreement, then such named executive officer will be deemed terminated without Cause and entitled to the severance benefits described under “-Termination Without Cause” above. In addition, Mr. Fitzgerald’s agreement provides that if the company elects to renew Mr. Fitzgerald’s employment agreement and Mr. Fitzgerald does not accept such offer for renewal within the time period specified under the employment agreement, Mr. Fitzgerald will be treated as having been terminated without Cause, except that if such termination occurs prior to a “change in control,” the company will instead pay to Mr. Fitzgerald an amount equal to any unpaid bonus to which he has become entitled for the calendar year prior to the year in which such termination occurs, plus the product of (i) the sum of Mr. Fitzgerald’s then base salary plus the minimum target bonus then in effect, multiplied by (ii) 1 (as opposed to 2, as described above).

Incentive Plan
Pursuant to the terms of the incentive plan, under certain conditions, including the occurrence of certain approved transactions, a board change or a control purchase (all as defined in the incentive plan), options and SARs will become immediately exercisable, the restrictions on restricted shares will lapse and restricted stock units will become fully vested, unless individual agreements state otherwise. At the time an award was granted, the compensation committee determined, and the relevant agreement provided for, any vesting or early termination, upon a holder’s termination of employment with our company, of any unvested options, SARs, restricted stock units or restricted shares, and the period following any such termination during which any vested options, SARs and stock units must be exercised. Unless otherwise provided in the relevant agreement, (1) no option or SAR may be exercised after its scheduled expiration date, (2) if the holder’s service terminates by reason of death or disability (as defined in the incentive plan), his or her options or SARs shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration date) and (3) any termination of the holder’s service for “cause” (as defined in the incentive plan) will result in the immediate termination of all options, SARs and restricted stock units and the forfeiture of all rights to any restricted shares retained distributions, unpaid dividend equivalents and related cash amounts held by such terminated holder. If a holder’s service terminates due to death or disability, options and SARs will become immediately exercisable, the restrictions on restricted shares will lapse and stock units will become fully vested, unless individual agreements state otherwise.

Benefits Payable Upon Termination or Change in Control
The following table sets forth benefits that would have been payable to each named executive officer if the employment of such named executive officer had been terminated on December 31, 2016, and assumes that all salary, vacation, bonus and expense reimbursement amounts accrued and payable on or before December 31, 2016 had been paid in full as of such date. The amounts provided in the tables with respect to restricted stock, RSUs and performance RSUs are based on the closing market price on December 30, 2016, the last trading day of such year, for our Series A common stock, which was $16.26.

Name	Voluntary Termination		Termination for Cause	Termination Without Cause or for Good Reason (After a Change in Control)		Termination Without Cause or for Good Reason (Without a Change in Control)		Death		Disability
William R. Fitzgerald
Severance	—		—	3,648,750		2,919,000		1,668,000		1,668,000
Restricted Stock	—		—	1,075,859	(2)	855,487		1,075,859	(2)	1,075,859	(2)
Options	—	(1)	—	—	(2)	—	(1)	—	(2)	—	(2)
Total	$—		$—	$4,724,609		$3,774,487		$2,743,859		$2,743,859
Jeffery R. Gardner
Severance	—		—	2,100,000		1,050,000		525,000		525,000
Restricted Stock	—		—	1,120,607	(2)	700,379		1,120,607	(2)	1,120,607	(2)
PRSUs				1,717,593	(2)	—		—		—
Total	$—		$—	$3,220,607	(3)	$1,750,379	(3)	$1,645,607		$1,645,607
Michael R. Meyers
Severance	—		—	1,360,000		680,000		—		—
PRSUs/RSUs	—		—	739,830	(2)	65,040		739,830	(2)	739,830	(2)
Options	—	(1)	—	—	(2)	—	(1)	—	(2)	—	(2)
Total	$—		$—	$2,099,830	(3)	$745,040	(3)	$739,830		$739,830
William E. Niles
Severance	—		—	1,320,000		660,000		220,000		220,000
PRSUs	—		—	934,706	(2)	—		934,706	(2)	934,706	(2)
Options	—	(1)	—	—	(2)	—	(1)	—	(2)	—	(2)
Total	$—		$—	$2,254,706		$660,000		$1,154,706		$1,154,706

(1)
Based on the number of vested options held by each named executive officer at year-end. For more information, see “-Outstanding Equity Awards at Fiscal Year-End” above. As of December 31, 2016, all options are out of the money.

(2)
Based on (i) the number of vested options and (ii) the number of unvested options, unvested shares of restricted stock, and/or unvested PRSUs, in each case, held by each named executive officer at year-end. Mr. Gardner’s 2016 Gardner PRSUs and 2016-2018 Gardner PRSUs would vest in full on a termination without cause or for good reason within 12 months, regardless of whether our compensation committee had certified that they had been earned prior to his termination. In addition, because our compensation committee had not previously certified that the 2016 Gardner PRSUs or the 2016-2018 Gardner PRSUs had been earned, these PRSUs would be forfeited upon his termination without cause absent a change in control or death or disability. Messrs. Meyers and Niles' performance RSUs would vest in full following (i) a termination without cause or for good reason within 12 months following a change of control, (ii) death or (iii) disability. For more information, see “-Outstanding Equity Awards at Fiscal Year-End” above. As of December 31, 2016, all options are out of the money.

(3)
Amounts payable to Messrs. Gardner and Meyers are conditioned upon continued compliance with the terms of the non-competition and non-solicitation covenants contained in their respective employment agreements.

Compensation of Directors

Our directors who are also employees of our company receive no additional compensation for their services as directors. Each of our non-employee directors receives compensation for services as a director and, as applicable, for services as a member of any Board committee, as described below. All of our directors are reimbursed for travel expenses relating to their attendance at our Board or committee meetings.
Compensation Policy. On December 4, 2015, our Board approved the compensation package for our non-employee directors for their services to be rendered in 2016. For 2016, each of our non-employee directors was awarded an annual cash retainer fee of $60,000, payable quarterly in arrears. In addition, for their services to be rendered to our Board in 2016 each non-employee director received an award of Series A restricted stock with a grant date value of $100,000, vesting quarterly over a two-year period. For service on each of our compensation and nominating and corporate governance committee, each member received an award of Series A restricted stock with a grant date value of $5,000 per committee, other than the chairman of each such committee, who instead received an award of Series A restricted stock with a grant date value of $15,000 per committee chaired, with each such Series A restricted award vesting over a two-year period. For service on our audit committee, each member received an award of Series A restricted stock with a grant date fair value of $7,500, other than the chairman of the audit committee who instead received an award of Series A restricted stock with a grant date value of $20,000, with each such Series A restricted award vesting over a two-year period. Any non-employee director serving in the role of chairman of our executive committee received an award of Series A restricted stock with a grant date value of $15,000. All such Series A restricted stock awards were granted in December 2015 under the incentive plan plan.
On December 22, 2016, our Board approved the compensation package for our non-employee directors for their services to be rendered in 2017, which was identical to the compensation package for our non-employee directors for their services to be rendered in 2016. All Series A restricted stock awards under the compensation package for 2017 were granted in December 2016 under the incentive plan (as described below).
Equity Incentive Plans. Equity awards to our directors were granted under the incentive plan and are administered by our entire Board. Our Board had full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The incentive plan is designed to provide additional compensation to certain employees, nonemployee directors and independent contractors for services rendered, to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Our Board could grant non-qualified stock options, SARs, restricted shares, stock units, cash awards, performance awards or any combination of the foregoing under the incentive plan (which we refer to, collectively, as director awards). The maximum number of shares of our common stock with respect to which awards may be granted under the incentive plan was determined based on the number of shares that remained available under the 2008 plans, resulting in an aggregate of 599,862 shares (plus any shares of our common stock subject to currently outstanding awards that become available again under the 2008 plans) available under the incentive plan, subject to anti-dilution and other adjustment provisions of the incentive plan. If the incentive plan proposal is approved by our stockholders, the number of shares available under the incentive plan would increase by 300,000. Shares of our common stock issued pursuant to director awards were made available from either authorized but unissued shares or shares that had been issued but reacquired by us (including shares purchased in the open market).

Director Compensation Table

The following table sets forth compensation paid to our non-employee directors during the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	Option Awards ($)(3)	Total ($)
Brian Deevy (4)	26,703	—	—	26,703
Philip J. Holthouse	60,000	130,000	—	190,000
Rana Kashyap (5)	—	—	—	—
Michael J. Pohl	60,000	127,500	—	187,500
Charles Y. Tanabe	60,000	115,000	—	175,000
Carl E. Vogel	60,000	127,500	—	187,500

(1)
The aggregate grant date fair value of stock awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Notes 2 and 14 to our consolidated financial statements for the year ended December 31, 2016 (which are included in our 2016 Form 10-K).

(2)
As described above, our non-employee directors received the following restricted stock awards on December 23, 2016 in recognition of services that were to be rendered to our Board during 2017. Such shares of restricted stock will vest in eight equal quarterly installments over a period of two years:

Name	Shares of Restricted Stock
Brian Deevy	—
Philip J. Holthouse	7,471
Michael J. Pohl	7,327
Charles Y. Tanabe	6,609
Carl E. Vogel	7,327

(3)	As of December 31, 2016, our non-employee directors held the following stock incentive awards:

	Brian Deevy	Philip J. Holthouse	Michael J. Pohl	Charles Y. Tanabe	Carl E. Vogel
Options
Series A	—	11,030	8,030	—	—
Restricted Stock
Series A	—	10,670	10,463	9,438	10,463
(4)    Mr. Deevy retired from our Board at our 2016 annual meeting of stockholders.
(5)    Mr. Kashyap resigned from our Board in November 2016.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2016, with respect to shares of our common stock authorized for issuance under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, restricted stock units, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders:
Ascent Capital Group, Inc. 2008 Incentive Plan:			—	(1)
Series A common stock	1,162,472	$41.15
Series B common stock	—	—
Ascent Capital Group, Inc. 2008 Non-Employee Director Incentive Plan:			—	(1)
Series A common stock	19,060	$21.81
Series B common stock	—	—
Ascent Capital Group, Inc. 2015 Omnibus Incentive Plan:			260,214	(2)
Series A common stock	245,993	—
Series B common stock	—	—
Equity compensation plans not approved by security holders—None	—	—	—
Total	1,427,525		260,214
Series A common stock	1,427,525
Series B common stock	—

(1)
Our Board determined to cease making any further grants under the Ascent Capital Group, Inc. 2008 Incentive Plan and the Ascent Capital Group, Inc. 2008 Non-Employee Director Incentive Plan, effective May 29, 2015 upon receipt of our stockholders’ approval of the Ascent Capital Group, Inc. 2015 Omnibus Incentive Plan.

(2)	The Ascent Capital Group, Inc. 2015 Omnibus Incentive Plan permits grants of, or with respect to, shares of our Series A common stock or Series B common stock subject to a single aggregate limit.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

 Review and Approval of Related Party Transactions

We adopted a code of ethics and corporate governance guidelines to govern the review and approval of related party transactions. Under our code of ethics, any transaction which may involve an actual or potential conflict of interest and is required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC, such transaction must be approved by the audit committee or another independent body of our Board designated by our Board. Under our corporate governance guidelines, if a director has an actual or potential conflict of interest, the director must promptly inform our Chief Executive Officer and the chair of our audit committee. All directors must recuse themselves from any discussion or decision that involves or affects their personal, business or professional interests. In addition, an independent committee of our Board, designated by our Board, will resolve any conflict of interest issue involving a director, our Chief Executive Officer or any other executive officer. No related party transaction (as defined by Item 404(a) of Regulation S-K promulgated by the SEC) may be effected without the approval of such independent committee.

STOCKHOLDER PROPOSALS

This proxy statement relates to our annual meeting of stockholders for the calendar year 2017 which will take place on May 24, 2017. We currently expect that our annual meeting of stockholders for the calendar year 2018 will be held within 30 days of the anniversary of this year’s meeting. In order to be eligible for inclusion in the proxy materials for the 2018 annual meeting, any stockholder proposal must have been submitted in writing to our Corporate Secretary and received at our executive offices at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111, on or before the close of business on December 14, 2017, unless a later date is determined and announced in connection with the actual scheduling of the annual meeting. To be considered for presentation at the 2018 annual meeting, any stockholder proposal must have been received at our executive offices at the foregoing address not earlier than February 23, 2018 and not later than March 25, 2018 or such later date as may be determined and announced in connection with the actual scheduling of the annual meeting.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any stockholder proposal (regardless of whether it is included in our proxy materials), our charter and bylaws and Delaware law.

ADDITIONAL INFORMATION

We file periodic reports, proxy materials and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also inspect our filings at the regional offices of the SEC or over the Internet at the SEC’s website at www.sec.gov. Additional information can also be found on our website at http://www.ascentcapitalgroupinc.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of our 2016 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Ascent Capital Group, Inc., 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111, telephone: (303) 628-5600, and we will provide you with the Annual Report without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).

Annex A

ASCENT CAPITAL GROUP, INC.
2015 OMNIBUS INCENTIVE PLAN
(As Amended and Restated effective May 24, 2017)

ARTICLE 1
PURPOSE OF PLAN; EFFECTIVE DATE
1.1Purpose. The purpose of the Plan is to promote the success of the Company by providing a method whereby (i) eligible employees of the Company and its Subsidiaries and (ii) independent contractors and Nonemployee Directors providing services to the Company and its Subsidiaries may be awarded additional remuneration for services rendered and may be encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company’s businesses, encouraging them to remain in the employ or service of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company and its Subsidiaries. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees of the Company and its Subsidiaries and (ii) inducing Nonemployee Directors or independent contractors to agree to provide services to the Company and its Subsidiaries.
1.2Effective Date. The Plan became effective as of February 25, 2015 (the “Effective Date”) and shall be amended and restated as of May 24, 2017, subject to approval by the stockholders at the Company’s 2017 annual meeting of stockholders.

ARTICLE II
DEFINITIONS
2.1Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):
“Account” has the meaning ascribed thereto in Section 8.2.
“Affiliate” of the Company means any corporation, partnership or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.
“Agreement” means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, restricted stock units agreement, cash award agreement or an agreement evidencing more than one type of Award, specified in Section 10.5, as any such Agreement may be supplemented or amended from time to time.
“Approved Transaction” means the consummation of any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.
“Award” means a grant of Options, SARs, Restricted Shares, Restricted Stock Units, Performance Awards, Cash Awards and/or cash amounts under the Plan.
“Board” means the Board of Directors of the Company.
“Board Change” means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.
“Cash Award” means an Award made pursuant to Section 9.1 of the Plan to a Holder that is paid solely on account of the attainment of one or more Performance Objectives that have been preestablished by the Committee.
“Cash Award Limitation” has the meaning ascribed thereto in Section 4.1(b).
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.
“Committee” means the committee of the Board appointed pursuant to Section 3.1 to administer the Plan.
“Common Stock” means each or any (as the context may require) series of the Company’s common stock.
“Company” means Ascent Capital Group, Inc., a Delaware corporation.
“Control Purchase” means the consummation of any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company) shall purchase any Common Stock of the Company (or securities convertible into Common Stock of the Company) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) any person (as such term is so defined), corporation or other entity (other than the Company, any Subsidiary of the Company, any employee benefit plan sponsored by the Company or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company’s securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, “Exempt Person” means each of (a) the Chairman of the Board, the Chief Executive Officer, each of the directors of the Company and John C. Malone as of the Effective Date, and (b) the respective family members, estates and heirs of each of the Persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such Persons or their respective family members or heirs. As used with respect to any Person, the term “family member” means the spouse, siblings and lineal descendants of such Person.

“Director Award Limitation” has the meaning ascribed thereto in Section 4.1(b).
“Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
“Dividend Equivalents” means, with respect to Restricted Stock Units, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock. Notwithstanding any provision of the Plan to the contrary, Dividend Equivalents with respect to a Performance Award may only be paid to the extent the Performance Award is actually paid to the Holder.
“Domestic Relations Order” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
“Equity Security” shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.
“Fair Market Value” of a share of any series of Common Stock on any day means the last sale price for a share of such series of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc. If for any day the Fair Market Value of a share of the applicable series of Common Stock is not determinable by any of the foregoing means, or if no sales of shares of such series actually occurred on such day, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.
“Free Standing SAR” has the meaning ascribed thereto in Section 7.1.
“Holder” means a Person who has received an Award under the Plan.
“Nonemployee Director” means an individual who is a member of the Board and who is neither an officer nor an employee of the Company or any Subsidiary.
“Option” means a stock option granted under Article VI.
“Performance Award” means an Award made pursuant to Article IX of the Plan to a Holder that is subject to the attainment of one or more Performance Objectives.
“Performance Objective” means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned.
“Person” means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.
“Prior Plans” means the Ascent Media Corporation 2008 Incentive Plan and the Ascent Media Corporation 2008 Non-Employee Director Plan.

“Plan” means this Ascent Capital Group, Inc. 2015 Omnibus Incentive Plan, as amended from time to time.
“Restricted Shares” means shares of any series of Common Stock awarded pursuant to Section 8.1.
“Restricted Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of the specified series of Common Stock or the equivalent value in cash, which right may be subject to a Restriction Period or forfeiture provisions.
“Restriction Period” means a period of time beginning on the date of each Award of Restricted Shares or Restricted Stock Units and ending on the Vesting Date with respect to such Award.
“Retained Distribution” has the meaning ascribed thereto in Section 8.3.
“SARs” means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of any specified series of Common Stock.
“Section 409A” has the meaning ascribed thereto in Section 10.17.
“Share-Based Limitation” has the meaning ascribed thereto in Section 4.1(b).
“Subsidiary” of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
“Tandem SARs” has the meaning ascribed thereto in Section 7.1.
“Vesting Date,” with respect to any Restricted Shares or Restricted Stock Units awarded hereunder, means the date on which such Restricted Shares or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Shares or Restricted Stock Units pursuant to Article VIII. If more than one Vesting Date is designated for an Award of Restricted Shares or Restricted Stock Units, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part. Subject to Section 4.3, the Vesting Date for a particular Award will be established by the Committee and, for the avoidance of doubt, may be contemporaneous with the date of grant.

ARTICLE III
ADMINISTRATION
3.1Committee. The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two Persons. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.
3.2Powers. The Committee shall have full power and authority to grant to eligible Persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, Restricted

Stock Units under Article VIII of the Plan, Cash Awards under Article IX of the Plan and/or Performance Awards under Article IX of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of Persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees, officers, independent contractors and Nonemployee Directors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.
3.3Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all Persons. No member of the Committee shall be liable for any action or determination made or taken by such member or the Committee in good faith with respect to the Plan.
3.4Awards to Nonemployee Directors. The Board shall have the same powers as the Committee with respect to awards to Nonemployee Directors.

ARTICLE IV
SHARES SUBJECT TO THE PLAN
4.1
(a)Number of Shares. Subject to the provisions of this Article IV, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be an aggregate of 899,862 shares (plus any shares that revert under the Prior Plans, as described below). Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan or the Prior Plans that shall expire, terminate or be cancelled or annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan the terms of which provide for settlement in cash, and (iii) any Award of Restricted Shares or Restricted Stock Units under this Plan or the Prior Plans that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Restricted Stock Units other than voting rights and the accumulation of Retained Distributions and Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (a) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (b) shares of Common Stock used to pay the purchase price or withholding taxes related to an outstanding Award, or (c) shares of Common Stock repurchased on the open market with the proceeds of an Option purchase price.
(b)Award Limitations. Except for Awards described in Section 10.1, no Person may be granted in any calendar year Awards covering more than 500,000 shares of Common Stock (as such amount may be adjusted from time to time as provided in Section 4.2) (the “Share-Based Limitation”). No Person shall receive payment for Cash Awards during any calendar year aggregating in excess of $3,000,000 (the “Cash Award Limitation”). No Nonemployee Director may be granted during any calendar year Awards having a value determined on the date of grant in excess of $500,000 (the “Director Award Limitation”). In general, each Award is only subject to a single limitation as set forth above, and Awards granted to Nonemployee Directors shall only be subject to the Director Award Limitation. However, an employee or independent contractor may be granted Awards in combination such that portions of the award are subject to differing limitations set out in this Section 4.1(b), in which event each portion of the combination Award is subject to only a single appropriate limitation as set forth above. For example if an employee is granted an Award that is in part a share-based Award and in part a Cash Award, then the share-based Award shall be subject to only to the Share-Based Limitation and the Cash Award shall be subject only to the Cash Award Limitation.
4.2Adjustments.
(a)If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase such series of Common Stock or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, adjustments with respect to which shall be governed by Section 10.1(b)) affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in such manner as the Committee, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, including such adjustments to the Share-Based Limitation in Section 4.1(b), (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.
(b)Notwithstanding any provision of the Plan to the contrary, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized, in its discretion, (i) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (ii) to cancel any such Awards and to deliver to the Holders cash in an amount that the Committee shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value (as determined in sub-section (ii) of the definition of such term) of Common Stock on such date over the purchase price of the Options or the base price of the SARs, as applicable. For the avoidance of doubt, if the purchase price of the Options or base price of the SARs, as applicable, is greater than such Fair Market Value, the Options or SARs may be canceled for no consideration pursuant to this section.
(c)No adjustment or substitution pursuant to this Section 4.2 shall be made in a manner that results in noncompliance with the requirements of Section 409A, to the extent applicable.
4.3    Minimum Vesting. Subject to Sections 4.2(b) and 10.1 hereof, all Awards shall have a minimum vesting period or Restriction Period, as applicable, of one year from the date of its grant; provided, however, that Awards with respect to up to five percent (5%) of the shares of Common Stock authorized for grant pursuant to this Plan may have a vesting period or Restriction Period, as applicable, of less than one year.

ARTICLE V
ELIGIBILITY
5.1General. The Persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such Persons who are employees (including officers and directors) of, or Nonemployee Directors or independent contractors providing services to, the Company or its Subsidiaries as the Committee shall select. Awards may be made to employees, Nonemployee Directors or independent contractors who hold or have held Awards under the Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

ARTICLE VI
STOCK OPTIONS
6.1Grant of Options. Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible Persons to be granted Options, the time when each Option shall be granted to such eligible Persons, the series and number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option. No dividends or Dividend Equivalents shall be paid in respect of Options.
6.2Option Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be no less than the Fair Market Value of the shares of the applicable series of Common Stock subject to the Option as of the date the Option is granted.
6.3Term of Options. Subject to the provisions of the Plan with respect to death, retirement and termination of employment or service, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement; provided that such term may not exceed ten years. However, if the term of an Option expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Option shall expire on the 30th day after the expiration of such prohibition.
6.4Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).
6.5Manner of Exercise.
(a)    Form of Payment. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 10.9 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note (subject to applicable law), (iv) whole shares of any series of Common Stock, (v) the withholding of shares of the applicable series of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.
(b)    Value of Shares. Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of any series of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any series of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.
(c)    Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 10.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other Person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

ARTICLE VII
SARS
7.1Grant of SARs. Subject to the limitations of the Plan, SARs may be granted by the Committee to such eligible Persons in such numbers, with respect to any specified series of Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a “related Option”) with respect to all or a portion of the shares of Common Stock subject to the related Option (a “Tandem SAR”) or may be granted separately to an eligible Person (a “Free Standing SAR”). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement. No dividends or Dividend Equivalents shall be paid in respect of SARs.
7.2Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (ii) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.
7.3Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of the applicable series of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR. The term of a Free Standing SAR may not exceed ten years. However, if the term of a Free Standing SAR expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Free Standing SAR shall expire on the 30th day after the expiration of such prohibition.
7.4Consideration. The consideration to be received upon the exercise of a SAR by the Holder shall be paid in cash, shares of the applicable series of Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR), a combination of cash and such shares of the applicable series of Common Stock or such other consideration, in each case, as provided in the Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.
7.5Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.
7.6Exercise. For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).

ARTICLE VIII
RESTRICTED SHARES AND RESTRICTED STOCK UNITS
8.1Grant of Restricted Shares. Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Shares, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Section 8.1 shall be specified in the Agreement.
8.2Issuance of Restricted Shares. An Award of Restricted Shares shall be registered in a book entry account (the “Account”) in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, the Account, any statement of ownership representing the Restricted Shares that may be issued during the Restriction Period and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement.

8.3Restrictions with Respect to Restricted Shares. During the Restriction Period, Restricted Shares shall constitute issued and outstanding shares of the applicable series of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may designate, paid or distributed on such Restricted Shares, and to exercise all other rights, powers and privileges of a Holder of shares of the applicable series of Common Stock with respect to such Restricted Shares; except, that (i) the Holder will not be entitled to delivery of the Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company or its designee will retain custody of the Restricted Shares during the Restriction Period as provided in Section 8.2; (iii) the Company or its designee will retain custody of all dividends and distributions (“Retained Distributions”) made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting, and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (iv) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or such Holder’s interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.
8.4Grant of Restricted Stock Units. Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Stock Units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of any specified series of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 8.5, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. Such Awards may provide for the payment of cash consideration by the Person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable. The determinations made by the Committee pursuant to this Section 8.4 shall be specified in the applicable Agreement.
8.5Restrictions with Respect to Restricted Stock Units. Any Award of Restricted Stock Units, including any shares of Common Stock which are part of an Award of Restricted Stock Units, may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of the Award. A breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Award of Restricted Stock Units will cause a forfeiture of such Restricted Stock Units and any Dividend Equivalents with respect thereto.
8.6Issuance of Restricted Stock Units. Restricted Stock Units shall be issued at the beginning of the Restriction Period, shall not constitute issued and outstanding shares of the applicable series of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until such shares shall have been issued to the Holder at the end of the Restriction Period. If and to the extent that Restricted Stock Units vest at the end of the Restriction Period, the Holder may be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby; provided that any Dividend Equivalents payable in connection with such Restricted Stock Units (as provided in the applicable Award Agreement) may accrue but will not, in any event, vest and be payable until the expiration of the Restriction Period of the underlying Award of Restricted Stock Units.
8.7Cash Payments. In connection with any Award of Restricted Shares or Restricted Stock Units, an Agreement may provide for the payment of a cash amount to the Holder of such Awards at any time after such Awards shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

8.8Completion of Restriction Period. On the Vesting Date with respect to each Award of Restricted Shares or Restricted Stock Units and the satisfaction of any other applicable restrictions, terms and conditions, (i) all or the applicable portion of such Restricted Shares or Restricted Stock Units shall become vested, (ii) any Retained Distributions with respect to such Restricted Shares and any Dividend Equivalents with respect to such Restricted Stock Units shall become vested to the extent that the Awards related thereto shall have become vested, and (iii) any cash amount to be received by the Holder with respect to such Restricted Shares or Restricted Stock Units shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Restricted Stock Units, Retained Distributions and any Dividend Equivalents that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Restricted Stock Units, Retained Distributions and any Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Restricted Stock Units, Retained Distributions and Dividend Equivalents that shall have become vested, and payment of any related cash amounts that shall have become payable under this Article VIII, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide, and shall be made in compliance with Section 409A.

ARTCILE IX
CASH AWARDS AND PERFORMANCE AWARDS
9.1Cash Awards. In addition to granting Options, SARs, Restricted Shares and Restricted Stock Units, the Committee shall, subject to the limitations of the Plan, have authority to grant to eligible Persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based upon the achievement of single or multiple Performance Objectives over a performance period established by the Committee. The determinations made by the Committee pursuant to this Section 9.1 shall be specified in the applicable Agreement.
9.2Designation as a Performance Award. The Committee shall have the right to designate any Award of Options, SARs, Restricted Shares or Restricted Stock Units as a Performance Award. All Cash Awards shall be designated as Performance Awards.
9.3Performance Objectives. The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives over a performance period established by the Committee based upon one or more of the following business criteria that apply to the Holder, one or more business units, divisions, Subsidiaries, or Affiliates of the Company or the applicable sector of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies: increased revenue; net income measures (including income after capital costs and income before or after taxes); stock price measures (including growth measures and total stockholder return); price per share of Common Stock; market share; earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation and amortization (EBITDA); operating income before depreciation and amortization (OIBDA); recurring monthly revenue; net recurring monthly revenue; economic value added (or an equivalent metric); market value added; debt to equity ratio; cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); creation costs; operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency); expense measures (including overhead cost and general and administrative expense); margins; stockholder value; total stockholder return; proceeds from dispositions; total market value and corporate values measures (including ethics compliance, environmental and safety). Unless otherwise stated, such a Performance Objective need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied, and the Committee’s determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing.
9.4Section 162(m) of the Code. Notwithstanding the foregoing provisions, if the Committee intends for a Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Award in accordance with Section 162(m) of the Code, then the Performance Objectives for such particular Performance Award relative to the particular period of service to which the Performance Objectives relate shall be established by the Committee in writing (i) no later than 90 days after the beginning of such period and (ii) prior to the completion of 25% of such period.
9.5Waiver of Performance Objectives. The Committee shall have no discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless such Award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the relevant Agreement provides for such discretion.

ARTICLE X
GENERAL PROVISIONS
10.1Acceleration of Awards.
(a)Death or Disability. If a Holder’s employment or service shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement.
(b)Approved Transactions; Board Change; Control Purchase. In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise, the Committee may, in its sole discretion, provide for the following: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, in each case effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction. The effect, if any, on a Cash Award of an Approved Transaction, Board Change or Control Purchase shall be prescribed in the applicable Agreement. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Committee, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the applicable series of Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.
10.2Termination of Employment or Service.
(a)General. If a Holder’s employment or service shall terminate prior to an Option or SAR becoming exercisable or being exercised (or deemed exercised, as provided in Section 7.2) in full, or during the Restriction Period with respect to any Restricted Shares or any Restricted Stock Units, then such Option or SAR shall thereafter become or be exercisable, and the Holder’s rights to any unvested Restricted Shares, Retained Distributions and related cash amounts and any unvested Restricted Stock Units, Dividend Equivalents and related cash amounts shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder’s employment or service terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination of the Holder’s employment or service for cause will be treated in accordance with the provisions of Section 10.2(b). The effect on a Cash Award of the termination of a Holder’s employment or service for any reason, other than for cause, shall be prescribed in the applicable Agreement.
(b)Termination for Cause. If a Holder’s employment or service with the Company or a Subsidiary of the Company shall be terminated by the Company or such Subsidiary for “cause” during the Restriction Period with respect to any Restricted Shares or Restricted Stock Units or prior to any Option or SAR becoming exercisable or being exercised in full or prior to the payment in full of any Cash Award (for these purposes, “cause” shall have the meaning ascribed thereto in any employment or consulting agreement to which such Holder is a party or, in the absence thereof, shall include insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform such Holder’s duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction or Control Purchase or Board Change, termination for “cause” shall mean only a felony conviction for fraud, misappropriation, or embezzlement), then, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) all Options and SARs and all unpaid Cash Awards held by such Holder shall immediately terminate, and (ii) such Holder’s rights to all Restricted Shares, Restricted Stock Units, Retained Distributions, any Dividend Equivalents and any related cash amounts shall be forfeited immediately.
(c)Miscellaneous. The Committee may determine whether any given leave of absence constitutes a termination of employment or service; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee’s right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment or service so long as the Holder continues to be an employee, Nonemployee Director or independent contractor of the Company. For the avoidance of doubt, in the discretion of the Committee, an Award may provide that a Holder’s service shall be deemed to have continued for purposes of the Award while a Holder provides services to the Company, any Subsidiary, or any former affiliate of the Company or any Subsidiary.
10.3Right of Company to Terminate Employment or Service. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment or service of the Holder at any time, with or without cause, subject, however, to the provisions of any employment or consulting agreement between the Holder and the Company or any Subsidiary of the Company, or in the case of a Nonemployee Director, to the charter and bylaws, as the same may be in effect from time to time.
10.4Prohibition on Repricing of Awards. Except for adjustments made pursuant to Section 4.2, in no event will the Committee, without first obtaining approval by the majority of the shareholders of the Company, (i) decrease the purchase price of an Option or SAR after the date of grant; (ii) accept for surrender to the Company any outstanding Option or SAR granted under this Plan as consideration for the grant of a new Award; or (iii) grant any Option or SAR that contains a so-called “reload” feature under which additional Options, SARs or other Awards are granted automatically to the Holder upon exercise of the original Option or SAR.
10.5Nonalienation of Benefits. Except as set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, garnishment, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, garnish, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits.
10.6Written Agreement. Each Award under the Plan shall be evidenced by a written agreement, in such form as the Committee shall approve from time to time in its discretion, specifying the terms and provisions of such Award which may not be inconsistent with the provisions of the Plan; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single Agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares, Restricted Stock Units or Performance Award (including a Cash Award) shall be notified promptly of such grant, and a written Agreement shall be promptly delivered by the Company. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.7(b).
10.7Designation of Beneficiaries. Each Person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such Person.
10.8Nontransferability. Unless otherwise determined by the Committee and expressly provided for in an Agreement, Awards are not transferable (either voluntarily or involuntarily), before or after a Holder’s death, except as follows: (a) during the Holder’s lifetime, pursuant to a Domestic Relations Order, issued by a court of competent jurisdiction, that is not contrary to the terms and conditions of the Plan or any applicable Agreement, and in a form acceptable to the Committee; or (b) after the Holder’s death, by beneficiary designation as provided in Section 10.7. Any person to whom Awards are transferred in accordance with the provisions of the preceding sentence shall take such Awards subject to all of the terms and conditions of the Plan and any applicable Agreement.
10.9Termination and Amendment.
(a)General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after May 24, 2027. The Plan may be terminated at any time prior to such date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.
(b)Modification. No termination, modification or amendment of the Plan may, without the consent of the Person to whom any Award shall theretofore have been granted, adversely affect the rights of such Person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 10.7(a)), the Committee may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder’s consent unless otherwise provided in the Agreement and subject to the prohibition on repricing contained in Section 10.4, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 10.7(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.
10.10Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as any series of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issuable, from time to time, to Holders under the Plan and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act. In addition to its other powers hereunder, the Committee has the authority to suspend (i) the exercise of Options or SARs and (ii) any other transactions under the Plan as it deems necessary or appropriate for administrative reasons.
10.11Withholding. The Company’s obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Restricted Stock Units or the satisfaction of the Performance Objectives applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.
10.12Clawback Policy. Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company whether before or after the date of grant the Award.
10.13Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
10.14Exclusion from Other Plans. By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan of the Company or any Subsidiary of the Company.

10.15Unfunded Plan. Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an “unfunded” plan of the Company. Except as provided in Article VIII with respect to Awards of Restricted Shares and except as expressly set forth in an Agreement, no Holder shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any Holder pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any Holder, former service provider or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
10.16Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.
10.17Accounts. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 10.9.
10.18Legends. Any statement of ownership evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.
10.19Company’s Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.
10.20Section 409A. The Plan and the Awards made hereunder are intended to be (i) “stock rights” exempt from Section 409A of the Code (“Section 409A”) pursuant to Treasury Regulations § 1.409A-1(b)(5), (ii) “short-term deferrals” exempt from Section 409A or (iii) payments which are deferred compensation and paid in compliance with Section 409A, and the Plan and each Agreement shall be interpreted and administered accordingly. Any adjustments of Awards intended to be “stock rights” exempt from Section 409A pursuant to Treasury Regulations § 1.409A-1(b)(5) shall be conducted in a manner so as not to constitute a grant of a new stock right or a change in the time and form of payment pursuant to Treasury Regulations §1.409A-1(b)(5)(v). In the event an Award is not exempt from Section 409A, (x) payment pursuant to the relevant Agreement shall be made only on a permissible payment event or at a specified time in compliance with Section 409A, (y) no accelerated payment shall be made pursuant to Section 10.1(b) unless the Board Change, Approved Transaction or Control Purchase constitutes a “change in control event” under Treasury Regulations §1.409A-3(i)(5) or otherwise constitutes a permissible payment event under Section 409A and (z) no amendment or modification of such Award may be made except in compliance with the anti-deferral and anti-acceleration provisions of Section 409A. No deferrals of compensation otherwise payable under the Plan or any Award shall be allowed, whether at the discretion of the Company or the Holder, except in a manner consistent with the requirements of Section 409A. If a Holder is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which such Holder has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Holder’s separation from service, (2) the date of the Holder’s death, or (3) such earlier date as complies with the requirements of Code Section 409A.

ASCENT CAPITAL GROUP INC

IMPORTANT ANNUAL MEETING INFORMATION 000004

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A Proposals — The Board of Directors recommends a vote FOR the nominees listed, FOR Proposals 2, 3 and 4 and in favor of every 3 YEARS for Proposal 5.

1. Director Election:

	For	Withhold		For	Withhold
01 - William R. Fitzgerald*	☐	☐	02 - Michael J. Pohl*	☐	☐

*To serve as a Class III member of our board of directors until the 2020 annual meeting.

	1 Year	2 Years	3 Years	Abstain
5. The say-on-frequency proposal, to approve, on an advisory basis, the frequency at which future executive compensation votes will be held.	☐	☐	☐	☐

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Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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2017 Annual Meeting Admission Ticket

2017 Annual Meeting of
Ascent Capital Group, Inc. Stockholders

Wednesday, May 24, 2017, 10:00 a.m., local time
5251 DTC Parkway
Second Floor Conference Room
Greenwood Village, CO 80111

Upon arrival, please present this admission ticket and photo identification at the registration desk.

DRIVING DIRECTIONS

From the Denver International Airport (DIA) via Tollway:
- Take the ramp onto Peña Blvd.
- Take the E-470 Tollway South.
- Transfer to I-25 North/US-87 North (Exit 1A).
- Exit at Belleview Ave/CO-88 (Exit 199).
- Keep Right at the fork, follow signs for Syracuse St/DTC Parkway and merge onto E Belleview Ave.
- Turn Right on DTC Parkway.
- The building is on the right-hand side.

From the Denver International Airport (DIA) via Freeways:
- Take the ramp onto Peña Blvd.
- Transfer to I-225 South (Exit 282).
- Transfer to I-25/US-87 South (Exit 1A on left).
- Exit at CO-88/Belleview Ave (Exit 199).
- Turn Left on E Belleview Ave.
- Turn Right on DTC Parkway.
- The building is on the right-hand side.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, TELEPHONE OR SMARTPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Ascent Capital Group, Inc.

Notice of 2017 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — May 24, 2017

The undersigned appoint(s) William E. Niles and Michael R. Meyers and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Ascent Capital Group, Inc. Series A Common Stock and Ascent Capital Group, Inc. Series B Common Stock held by the undersigned at the Annual Meeting of Stockholders to be held on May 24, 2017, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF THE LISTED NOMINEES AND IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION ON THE PROPOSALS LISTED ON THE OTHER SIDE OF THE PROXY CARD. IN THE EVENT THAT ANY OTHER MATTER MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF, THE PERSONS SET FORTH ABOVE ARE AUTHORIZED, AT THEIR DISCRETION, TO VOTE THE MATTER.

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY TO ASCENT CAPITAL GROUP, INC., C/O COMPUTERSHARE, P.O. BOX 43102, PROVIDENCE, RI, 02940-0568. IF YOU DO NOT VOTE BY TELEPHONE, SMARTPHONE OR INTERNET, OR SIGN AND RETURN A PROXY CARD, OR ATTEND THE ANNUAL MEETING AND VOTE BY BALLOT, YOUR SHARES CANNOT BE VOTED.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

ASCENT CAPITAL GROUP INC

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Vote by Internet

- Go to **www.envisionreports.com/ASCMA**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Ascent Capital Group, Inc. Stockholder Meeting to be Held on May 24, 2017

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and Form 10-K are available at:

www.envisionreports.com/ASCMA

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/ASCMA** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 10, 2017 to facilitate timely delivery.

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Stockholder Meeting Notice & Admission Ticket

Ascent Capital Group, Inc.'s Annual Meeting of Stockholders will be held on May 24, 2017 at 5251 DTC Parkway, Second Floor Conference Room, Greenwood Village, CO 80111, at 10:00 a.m. Local Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR the nominees listed, FOR Proposals 2, 3 and 4 and in favor of every 3 YEARS for Proposal 5.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by telephone, by smartphone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Ascent Capital Group, Inc. 2017 Annual Meeting

DRIVING DIRECTIONS

From the Denver International Airport (DIA) via Tollway:

- Take the ramp onto Peña Blvd.
- Take the E-470 Tollway South.
- Transfer to I-25 North/US-87 North (Exit 1A).
- Exit at Belleview Ave/CO-88 (Exit 199).
- Keep Right at the fork, follow signs for Syracuse St/DTC Parkway and merge onto E Belleview Ave.
- Turn Right on DTC Parkway.
- The building is on the right-hand side.

From the Denver International Airport (DIA) via Freeways:

- Take the ramp onto Peña Blvd.
- Transfer to I-225 South (Exit 282).
- Transfer to I-25/US-87 South (Exit 1A on left).
- Exit at CO-88/Belleview Ave (Exit 199).
- Turn Left on E Belleview Ave.
- Turn Right on DTC Parkway.
- The building is on the right-hand side.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/ASCMA**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials Ascent Capital Group, Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 10, 2017.

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